UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Inflation Protected Bond Portfolio

BlackRock Managed Income Fund (Formerly BlackRock Investment Grade Bond Portfolio)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Inflation Protected Bond Portfolio

▶   BlackRock Managed Income Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

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1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

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    instructions

2	BLACKROCK FUNDS II	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

The Board of the Fund approved a change of the fiscal year of the Fund from September 30 to December 31.

Portfolio Management Commentary

How did the Fund perform?

•

For the three-month period ended December 31, 2016, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, except for Service which performed in line, and Investor C Shares which underperformed.

What factors influenced performance?

•

The Fund’s long U.S. inflation positioning benefited performance as breakeven levels for Treasury Inflation Protected Securities (“TIPS”) widened significantly in the wake of the U.S. presidential election. (“Breakeven levels” can be thought of as the market-based measure of inflation expectations or the average annual inflation needed over the life of the TIPS in order for it to provide the same return as a Treasury with the same maturity.) With respect to nominal Treasury rates, the Fund’s tactical post-election “butterfly” positioning, which involved overweighting the two-year and 10-year Treasury while shorting the five-year Treasury also added value, as the five-year bond sold off. The Fund’s positioning with respect to the euro area and long Japanese inflation stance also benefited performance.

•

Detractors from performance included the Fund’s long position with respect to New Zealand real interest rates and short positioning with respect to U.K. real rates and inflation breakevens. Currency exposures also detracted in aggregate.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the investment adviser as a means to manage risk and/or gain or reduce exposure to interest rates and/or inflation breakevens. During the period, the use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•	The Fund implemented its initial strategy with respect to both its core TIPS portfolio and other positions related to inflation.

Describe portfolio positioning at period end.

•

The Fund closed the period long in the 30-year and 10-year breakeven curve, as the post-election reflationary narrative remained in place. The Fund was also positioned for the nominal Treasury curve to steepen between five and 30 years. Elsewhere, the Fund was short in the front end of the German yield curve, which had rallied on the European Central Bank’s loosening of policy around purchasing the lowest yielding bonds. The Fund was long in Italian breakevens and short in U.K. rates and breakevens. Finally, the Fund was long in New Zealand real rates and Japanese inflation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Treasury Obligations.	96%
Foreign Government Obligations	3
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	96%
AA/Aa	3
BBB/Baa	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	DECEMBER 31, 2016

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended December 31, 2016
					Average Annual Total Returns[4]
					1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	3-Month Total Returns	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.68%	1.37%	(2.35)%	(1.32)%	4.11%	N/A	0.55%	N/A	4.28%	N/A
Service	1.43	1.16	(2.38)	(1.41)	3.87	N/A	0.27	N/A	3.97	N/A
Investor A	1.37	0.91	(2.32)	(1.35)	3.89	(0.27)%	0.26	(0.56)%	3.97	3.54%
Investor C	0.69	0.39	(2.51)	(1.75)	3.15	2.15	(0.45)	(0.45)	3.21	3.21
Class K	1.73	1.57	(2.29)	(1.25)	4.29	N/A	0.68	N/A	4.38	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	(2.41)	(1.47)	4.68	N/A	0.89	N/A	4.36	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$986.80	$2.20	$1.95	$1,000.00	$1,022.99	$2.24	$1,023.24	$1.99
Service	$1,000.00	$985.90	$2.20	$3.30	$1,000.00	$1,021.63	$3.62	$1,021.88	$3.36
Investor A	$1,000.00	$986.50	$3.71	$3.45	$1,000.00	$1,021.48	$3.77	$1,021.73	$3.52
Investor C	$1,000.00	$982.50	$7.25	$7.00	$1,000.00	$1,015.53	$9.68	$1,018.15	$7.12
Class K	$1,000.00	$987.50	$1.80	$1.55	$1,000.00	$1,023.39	$1.84	$1,023.64	$1.58

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.71% for Service, 0.74% for Investor A, 1.45% for Investor C and 0.36% for Class K), multiplied by the average account value over the period, multiplied by 92/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.39% for Institutional, 0.66% for Service, 0.69% for Investor A, 1.40% for Investor C and 0.31% for Class K), multiplied by the average account value over the period, multiplied by 92/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2016	5

Fund Summary as of December 31, 2016	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Effective October 1, 2016, the Fund changed its name from BlackRock Investment Grade Bond Portfolio to BlackRock Managed Income Fund and changed its investment objective, investment strategies and benchmark. The Board of the Fund approved a change of the fiscal year of the Fund from September 30 to December 31.

Portfolio Management Commentary

How did the Fund perform?

•

For the three-month period ended December 31, 2016, the Fund outperformed its customized benchmark, a blend of 30% S&P 500® Index/ 70% Bloomberg Barclays U.S. Aggregate Bond Index, and also outperformed its previous benchmark, Bloomberg Barclays U.S. Credit Index.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund is managed within a risk-controlled framework, seeking to maintain consistent yield with a risk profile below that of the benchmark.

•

The Fund’s use of certain strategies to reduce interest rate sensitivity was the largest contributor to returns, as yields moved sharply higher during the quarter. (Bond prices fall as yields rise.) High yield bonds and bank loans were also meaningful contributors to performance. Both market segments gained ground behind an improving fundamental backdrop and strong investor demand for income.

•

Positions in longer-duration market segments, most notably investment grade bonds and preferred stocks, detracted from performance. (Duration is a measure of interest rate sensitivity.) An allocation to non-U.S. equities also weighed on results.

•

The Fund held derivatives during the period. In particular, it used futures to manage the portfolio’s exposures efficiently and reduce volatility during periods of market distress. Additionally, equity covered calls were utilized in moderation to provide an alternative source of income. The Fund’s positions in interest rate and currency positions contributed to Fund performance, while equity positions modestly detracted. All three strategies served to lower the Fund’s overall volatility.

Describe recent portfolio activity.

•

The Fund was repurposed on October 1, 2016 from a preexisting portfolio. The Fund maintained a significant allocation to investment grade bonds, and it introduced positions in multiple additional income producing asset classes, including bank loans, high yield bonds, preferred stocks, mortgages and dividend-paying equities.

Describe portfolio positioning at period end.

•

The Fund was comprised of diverse allocations to a number of income producing asset classes: investment grade debt, banks loans, high yield bonds, global equities, preferred stocks and mortgage-backed securities, as well as cash and strategies to manage risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	47%
Corporate Bonds	42
Preferred Securities	5
Equity-Linked Notes	3
Asset-Backed Securities	3

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments1
AAA/Aaa[3]	6%
AA/Aa	11
A	29
BBB/Baa	47
BB/Ba	5
B	2

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	DECEMBER 31, 2016

BlackRock Managed Income Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s total returns prior to October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[5]	A customized performance benchmark comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%).

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016
					Average Annual Total Returns[2,7]
					1 Year		5 Years		Since Inception[8]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	3-Month Total Returns	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.72%	2.12%	0.60%	2.00%	9.64%	N/A	3.96%	N/A	6.99%	N/A
Investor A	3.34	1.75	0.54	1.86	9.33	4.96%	3.59	2.74%	6.64	6.17%
Investor C	2.72	1.15	0.45	1.61	8.71	7.71	3.05	3.03	6.03	6.03
Class K	3.77	2.30	0.62	2.03	9.70	N/A	4.04	N/A	7.08	N/A
Bloomberg Barclays U.S. Credit Index	—	—	(2.97)	(1.78)	5.63	N/A	3.85	N/A	5.29	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(2.98)	(2.53)	2.65	N/A	2.23	N/A	4.18	N/A
Customized Reference Benchmark	—	—	(0.94)	0.52	5.50	N/A	5.96	N/A	5.23	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.00	$2.19	$1,000.00	$1,023.04	$2.19	0.43%
Investor A	$1,000.00	$1,018.60	$3.61	$1,000.00	$1,021.63	$3.62	0.71%
Investor C	$1,000.00	$1,016.10	$6.45	$1,000.00	$1,018.80	$6.46	1.27%
Class K	$1,000.00	$1,020.30	$1.94	$1,000.00	$1,023.29	$1.94	0.38%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 92/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2016	7

About Fund Performance

•	Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in Inflation Protected Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to BlackRock Managed Income Fund’s Investor C Shares, inception date of October 3, 2016, Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through December 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS II	DECEMBER 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	9

Consolidated Schedule of Investments December 31, 2016	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 0.2%
Commonwealth of Australia, 3.75%, 4/21/37	AUD	7,260	$5,432,179
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)	EUR	4,550	12,212
Italy — 0.5%
Buoni Poliennali Del Tesoro Inflation Linked Bonds:
2.60%, 9/15/23		2,469	3,029,942
2.35%, 9/15/24		3,397	4,088,101
1.25%, 9/15/32		5,177	5,705,062

			12,823,105
Japan — 1.8%
Government of Japan Inflation Linked Bonds:
0.10%, 9/10/24	JPY	3,960,299	36,079,236
0.10%, 3/10/25		843,063	7,691,295

			43,770,531
New Zealand — 1.0%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	29,070	23,019,796
2.50%, 9/20/35		945	690,822

			23,710,618
United Kingdom — 0.2%
United Kingdom Gilt Inflation Linked Bonds, 0.63%, 3/22/40	GBP	2,226	4,513,213
Total Foreign Government Obligations — 3.7%			90,261,858

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.94%, 3/25/35 (a)(b)	USD	9,134	8,075,905
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 1.04%, 5/25/37 (a)		9,000	7,450,676

			15,526,581
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.79%, 8/10/45 (a)		9,955	10,016,880
Total Non-Agency Mortgage-Backed Securities — 1.0%			25,543,461

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.87%, 6/01/34 (a)	USD	58	$61,046

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/27		82,289	96,396,562
1.75%, 1/15/28		96,482	107,723,658
3.63%, 4/15/28		76,624	100,753,905
2.50%, 1/15/29		81,034	97,738,751
3.88%, 4/15/29		74,177	101,414,191
3.38%, 4/15/32		9,163	12,666,096
2.13%, 2/15/40-2/15/41		111,607	138,647,866
0.75%, 2/15/42-2/15/45		66,126	62,553,209
0.63%, 2/15/43		43,227	39,575,928
1.38%, 2/15/44		56,538	61,699,582
1.00%, 2/15/46 (c)		15,746	15,812,403
U.S. Treasury Inflation Indexed Notes:
2.63%, 7/15/17		826	845,459
1.63%, 1/15/18		715	734,050
0.13%, 4/15/18-7/15/26 (c)		915,877	916,286,048
1.38%, 7/15/18-1/15/20		118,204	123,215,614
1.25%, 7/15/20		69,794	73,711,214
1.13%, 1/15/21		119,284	125,135,191
0.63%, 7/15/21-1/15/26 (c)		159,936	162,661,897
0.25%, 1/15/25		63,166	62,122,396
2.38%, 1/15/25		110,200	126,531,643
2.00%, 1/15/26		68,810	77,517,844
Total U.S. Treasury Obligations — 101.4%			2,503,743,507
Total Long-Term Investments (Cost — $2,533,314,374) — 106.1%			2,619,609,872

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)		23,501,183	23,501,183
Total Short-Term Securities (Cost — $23,501,183) — 1.0%			23,501,183

Portfolio Abbreviations
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
CHF	Swiss Franc	EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
CLO	Collateralized Loan Obligation	GBP	British Pound	REIT	Real Estate Investment Trust
CPI	Consumer Price Index	HICP	Harmonised Index of Consumer Price Index	USD	U.S. Dollar
CPURNSA	Consumer Price All Urban non-Seasonally Adjusted Index	JPY	Japanese Yen	UKRPI	UK Retail Price Index
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Options Purchased	Value
(Cost — $13,650,834) — 0.3%	$8,375,805
Total Investments Before Options Written (Cost — $2,570,466,391) — 107.4%	2,651,486,860

Options Written
(Premiums Received — $5,624,841) — (0.1)%	(3,574,085)
Total Investments Net of Options Written — 107.3%	2,647,912,775
Liabilities in Excess of Other Assets — (7.3)%	(179,347,464)

Net Assets — 100.0%	$2,468,565,311

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)

During the period ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,480,276	5,020,907	23,501,183	$23,501,183	$17,583	$168

(e)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Agricole Corporate and Investment Bank S.A.	0.52%	8/17/16	Open	$ 72,800,000	$ 72,944,063	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.56%	9/01/16	Open	64,732,500	64,855,348	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.52%	9/06/16	Open	10,537,500	10,555,308	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.10%	10/19/16	Open	13,312,688	13,315,424	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.37%	10/21/16	Open	40,375,000	40,404,878	U.S. Treasury Obligations	Open/Demand[1]
Total				$201,757,688	$202,075,021

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(108)	Australian Government Bonds (10 Year)	March 2017	USD 9,956,051	$ (36,654)
(84)	Euro-Bobl	March 2017	USD 11,815,954	(108,825)
(127)	Euro-BTP Italian Government Bond	March 2017	USD 18,089,191	(186,413)
54	Euro-Bund	March 2017	USD 9,330,828	134,312
(7)	Euro-Buxl	March 2017	USD 1,278,595	(20,745)
(1,524)	Euro-Schatz	March 2017	USD 180,140,592	(222,278)
(35)	Japanese Government Bonds (10 Year)	March 2017	USD 44,991,658	(10,542)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	11

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(123)	Long Gilt British	March 2017	USD 19,074,074	$(320,543)
(610)	U.S. Treasury Bonds (30 Year)	March 2017	USD 91,900,313	646,400
979	U.S. Treasury Notes (10 Year)	March 2017	USD 121,671,344	(85,627)
(442)	U.S. Treasury Notes (2 Year)	March 2017	USD 95,775,875	70,254
2,834	U.S. Treasury Notes (5 Year)	March 2017	USD 333,459,954	(556,081)
(88)	U.S. Ultra Treasury Bonds	March 2017	USD 14,102,000	(245,188)
(203)	U.S. Ultra Treasury Bonds (10 Year)	March 2017	USD 27,214,688	(18,502)
534	Euro Dollar	December 2017	USD 131,470,800	(741,785)
1,345	Euro Dollar	September 2018	USD 329,945,313	(2,524,040)
(534)	Euro Dollar	December 2018	USD 130,830,000	1,214,376
Total				$(3,011,881)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,877,997	AUD	3,900,000	HSBC Bank PLC	1/05/17	$64,014
USD	2,001,233	AUD	2,692,000	National Australia Bank Ltd.	1/05/17	58,863
USD	29,555,395	EUR	27,791,000	Goldman Sachs International	1/05/17	291,465
USD	274,030	EUR	258,000	State Street Bank and Trust Co.	1/05/17	2,356
USD	1,963,864	GBP	1,559,000	Goldman Sachs International	1/05/17	42,210
USD	43,865,917	JPY	4,972,750,000	Barclays Bank PLC	1/05/17	1,303,068
USD	25,110,653	NZD	35,270,000	Commonwealth Bank of Australia	1/05/17	614,019
GBP	10,160,000	USD	12,426,696	UBS AG	1/27/17	104,654
USD	6,377,597	GBP	5,130,000	Citibank N.A.	1/27/17	50,252
EUR	11,265,000	USD	12,460,299	Citibank N.A.	2/01/17	(581,066)
EUR	11,265,000	USD	12,494,801	Deutsche Bank AG	2/01/17	(615,567)
USD	12,705,356	EUR	11,440,000	Bank of America N.A.	2/01/17	641,580
USD	12,690,045	EUR	11,265,000	Goldman Sachs International	2/01/17	810,812
Total						$2,786,660

Inflation Rate Caps Written

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR 14,495	$(3,089)	$(1,014,650)	$1,011,561

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Put	1/27/17	USD	123.50	3,245	$1,216,875

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Put	Deutsche Bank AG	1/30/17	USD	1.07	EUR	45,850	$763,702
CHF Currency	Put	UBS AG	2/14/17	NOK	8.00	CHF	25,210	11,537
CHF Currency	Put	UBS AG	2/17/17	NOK	8.10	CHF	25,210	27,192
Total								$802,431

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Call	2.68%	Receive	3-month LIBOR	1/12/21	USD	15,400	$1,812,830
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	89,828
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.68%	Pay	3-month LIBOR	1/12/21	USD	15,400	1,979,776
					6-month
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	EURIBOR	6/08/22	EUR	43,500	2,474,065
Total									$6,356,499

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) (Future)	Put	1/27/17	USD	122.00	2,053	$(256,625)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Put	Deutsche Bank AG	1/30/17	USD	1.07	EUR	45,850	$(775,119)
CHF Currency	Put	UBS AG	2/17/17	NOK	7.90	CHF	25,210	(6,056)
Total								$(781,175)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	6/07/18	USD	219,600	$(155,387)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	6/07/18	USD	219,600	(1,957,539)
					6-month
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	EURIBOR	6/08/22	EUR	43,500	(423,359)
Total									$(2,536,285)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	13

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
	1-day Overnight
	Fed Funds
1.42%[1]	Effective Rate	4/05/17[2]	5/31/21	USD	29,000	$212,586
1.75%[1]	3-month LIBOR	4/05/17[2]	5/31/21	USD	101,560	828,579
2.51%[1]	3-month LIBOR	3/31/17[2]	8/15/26	USD	28,234	(390,041)
	6-month GBP
1.56%[1]	LIBOR	N/A	12/09/36	GBP	4,300	(95,730)
2.78%[1]	3-month LIBOR	3/31/17[2]	11/15/43	USD	13,056	(460,902)
1.80%[1]	3-month LIBOR	N/A	8/19/46	USD	9,167	1,513,498
1.73%[1]	3-month LIBOR	N/A	8/31/46	USD	4,600	838,030
	6-month GBP
0.91%[1]	LIBOR	N/A	9/06/46	GBP	3,915	615,795
1.76%[3]	3-month LIBOR	N/A	9/06/46	USD	5,085	(897,703)
	6-month GBP
1.40%[1]	LIBOR	N/A	11/02/46	GBP	16,500	123,572
Total						$2,287,684

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.63%[1]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/17	USD	48,849	$(228,319)	—	$(228,319)
1.59%[2]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/18	USD	48,849	571,918	—	571,918
1.13%[2]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Deutsche Bank AG	12/08/21	EUR	21,125	96,911	—	96,911
3.11%[1]	UK RPI All Items Monthly	Barclays Bank PLC	9/15/24	GBP	16,000	(674,182)	—	(674,182)
1.41%[1]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Deutsche Bank AG	12/08/26	EUR	21,125	(151,971)	—	(151,971)
3.67%[1]	UK RPI All Items Monthly	UBS AG	12/15/36	GBP	2,700	33,021	—	33,021
1.90%[2]	U.S. CPI Urban Consumers NAS (CPURNSA)	Credit Suisse International	9/06/46	USD	7,280	934,236	—	934,236
3.17%[1]	UK RPI All Items Monthly	Royal Bank of Scotland PLC	9/15/46	GBP	3,325	(783,193)	—	(783,193)
3.59%[1]	UK RPI All Items Monthly	Morgan Stanley Capital Services LLC	11/15/46	GBP	7,400	260,157	—	260,157
Total						$58,578	—	$58,578

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Total Return Swaps
Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	2/15/41	USD	15,000	$(79,781)	$153,177	$(232,958)

[1]	Fund pays the total return of the reference entity and receives the floating rate.

Transactions in Options Written for the Period Ended December 31, 2016

	Calls
		Notional (000)
	Contracts	CHF	EUR	GBP	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	19,550	503,010	$4,367,715
Options written	—	—	—	19,550	316,235	3,948,122
Options exercised	—	—	—	—	(283,410)	(3,731,919)
Options expired	—	—	—	(19,550)	(179,270)	(1,457,092)
Options closed	—	—	—	(19,550)	(136,965)	(2,037,671)
Outstanding options, end of period	—	—	—	—	219,600	$1,089,155

	Puts
		Notional (000)
	Contracts	CHF	EUR	GBP	USD	Premiums Received
Outstanding options, beginning of period	—	—	135,210	—	343,800	$5,002,980
Options written	2,053	25,210	45,850	39,100	136,965	4,260,527
Options exercised	—	—	—	(19,550)	—	(337,843)
Options expired	—	—	(91,710)	(19,550)	—	(1,351,186)
Options closed	—	—	—	—	(261,165)	(3,038,792)
Outstanding options, end of period	2,053	25,210	89,350	—	219,600	$4,535,686

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts Exchange	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,065,342	—	$2,065,342
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,983,293	—	—	3,983,293
Inflation rate caps	Unrealized appreciation	—	—	—	—	—	$1,011,561	1,011,561
Options purchased	Investments at value — unaffiliated[2]	—	—	—	802,431	7,573,374	—	8,375,805
Swaps — centrally cleared	Net unrealized appreciation[1] Unrealized appreciation on OTC swaps;	—	—	—	—	4,132,060	—	4,132,060
Swaps — OTC	Swap premiums paid	—	—	—	—	—	2,049,420	2,049,420
Total		—	—	—	$4,785,724	$13,770,776	$3,060,981	$21,617,481

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$5,077,223	—	$5,077,223
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,196,633	—	—	1,196,633
Inflation rate caps	Premiums received	—	—	—	—	—	$1,014,650	1,014,650
Options written	Options written at value	—	—	—	781,175	2,792,910	—	3,574,085
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,844,376	—	1,844,376
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	—	2,070,623	2,070,623
Total		—	—	—	$1,977,808	$9,714,509	$3,085,273	$14,777,590

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

For the period ended December 31, 2016, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$6,994,175	—	$6,994,175
Forward foreign currency exchange contracts	—	—	—	$7,101,897	—	—	7,101,897
Inflation rate caps	—	—	—	—	—	$(11,387)	(11,387)
Options purchased[1]	—	—	—	(2,490,614)	5,711,872	—	3,221,258
Options written	—	—	—	2,934,806	(1,725,398)	—	1,209,408
Swaps	—	—	—	—	4,305,430	81,841	4,387,271

Total	—	—	—	$7,546,089	$15,286,079	$70,454	$22,902,622

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(2,659,777)	—	$(2,659,777)
Forward foreign currency exchange contracts	—	—	—	$4,809,287	—	—	4,809,287
Inflation rate caps	—	—	—	—	—	$11,828	11,828
Options purchased[2]	—	—	—	(625,374)	(138,331)	—	(763,705)
Options written	—	—	—	(837,948)	(1,199,791)	—	(2,037,739)
Swaps	—	—	—	—	1,919,069	1,970,050	3,889,119

Total	—	—	—	$3,345,965	$(2,078,830)	$1,981,878	$3,249,013

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments[1]

Futures contracts:
Average notional value of contracts — long	$925,878,239
Average notional value of contracts — short	$645,168,991
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$137,422,087
Average amounts sold — in USD	$37,381,796
Options:
Average value of option contracts purchased	$2,019,306
Average value of option contracts written	$1,037,800
Average notional value of swaption contracts purchased	$93,190,438
Average notional value of swaption contracts written	$484,990,438
Average value of inflation rate caps written	$3,089
Interest rate swaps:
Average notional value — pays fixed rate	$294,442,249
Average notional value — receives fixed rate	$112,434,886
Total return swaps:
Average notional value	$15,000,000

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,702,680		$764,989
Forward foreign currency exchange contracts	3,983,293		1,196,633
Inflation rate caps[1]	1,011,561		1,014,650
Options	8,375,805	[2]	3,574,085
Swaps — Centrally cleared	—		604,358
Swaps — OTC[3]	2,049,420		2,070,623

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$17,122,759		$9,225,338
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,919,555)		(1,625,972)

Total derivative assets and liabilities subject to an MNA	$14,203,204		$7,599,366

[1]	Includes unrealized appreciation (depreciation) and premiums received on inflation rate caps in the Consolidated Statements of Assets and Liabilities.

[2]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Consolidated Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Bank of America N.A	$641,580	—	—	—	$641,580
Barclays Bank PLC	1,964,814	$(902,501)	—	—	1,062,313
Citibank N.A	50,252	(50,252)	—	—	—
Commonwealth Bank of Australia	614,019	—	—	—	614,019
Credit Suisse International	934,236	—	—	$(934,236)	—
Deutsche Bank AG	8,292,022	(5,326,550)	—	(2,965,472)	—
Goldman Sachs International	1,144,487	—	—	—	1,144,487
HSBC Bank PLC	64,014	—	—	—	64,014
Morgan Stanley Capital Services LLC	260,157	—	—	—	260,157
National Australia Bank Ltd	58,863	—	—	—	58,863
State Street Bank and Trust Co	2,356	—	—	—	2,356
UBS AG	176,404	(6,056)	—	—	170,348

Total	$14,203,204	$(6,285,359)	—	$(3,899,708)	$4,018,137

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[4,6]
Barclays Bank PLC	$902,501	$(902,501)	—	—	—
Citibank N.A	581,066	(50,252)	—	—	$530,814
Deutsche Bank AG	5,326,550	(5,326,550)	—	—	—
Royal Bank of Scotland PLC	783,193	—	—	$(560,000)	223,193
UBS AG	6,056	(6,056)	—	—	—

Total	$7,599,366	$(6,285,359)	—	$(560,000)	$754,007

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[6]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	17

Consolidated Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

       The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$90,261,858	—	$90,261,858
Non-Agency Mortgage-Backed Securities	—	25,543,461	—	25,543,461
U.S. Government Sponsored Agency Securities	—	61,046	—	61,046
U.S. Treasury Obligations	—	2,503,743,507	—	2,503,743,507
Short-Term Securities	$23,501,183	—	—	23,501,183
Options Purchased:
Foreign currency exchange contracts	—	802,431	—	802,431
Interest rate contracts	1,216,875	6,356,499	—	7,573,374

Total	$24,718,058	$2,626,768,802	—	$2,651,486,860

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,983,293	—	$3,983,293
Interest rate contracts	$2,065,342	4,132,060	—	6,197,402
Other contracts.	—	2,907,804	—	2,907,804
Liabilities:
Foreign currency exchange contracts	—	(1,977,808)	—	(1,977,808)
Interest rate contracts	(5,333,848)	(4,380,661)	—	(9,714,509)
Other contracts.	—	(2,070,623)	—	(2,070,623)

Total	$(3,268,506)	$2,594,065	—	$(674,441)

[1]   Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements at value of $202,075,021 is categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Managed Income Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VII R Ltd., Series 2013-7RA, Class A1R, 2.14%, 10/15/28 (a)(b)	USD	250	$249,500
Apidos CLO XX, Series 2015-20A, Class A1R, 2.24%, 1/16/27 (a)(b)		250	250,000
Ballyrock CLO LLC, Series 2014-1A, Class A2, 3.13%, 10/20/26 (a)(b)		250	250,604
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.23%, 1/20/29 (a)(b)		500	500,000
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1, 2.23%, 1/15/29 (a)(b)		250	250,211
Series 2016-10A, Class A2, 2.74%, 1/15/29 (a)(b)		250	249,477
BlueMountain CLO Ltd., Series 2014-4A, Class A1R, 2.23%, 11/30/26 (a)(b)		250	250,000
CIFC Funding Ltd., Series 2016-1A, Class A, 2.22%, 10/21/28 (a)(b)		250	250,000
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.28%, 11/22/25 (a)(b)		250	249,545
Race Point VII CLO Ltd., Series 2012-7A, Class CR, 2.65%, 11/08/24 (a)(b)		250	250,000
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.39%, 4/20/26 (a)(b)		250	250,000
Voya CLO Ltd., Series 2013-3A, Class A2, 2.68%, 1/18/26 (a)(b)		250	249,988
Total Asset-Backed Securities — 2.9%			3,249,325

Corporate Bonds
Aerospace & Defense — 0.3%
Lockheed Martin Corp.:
3.35%, 9/15/21		100	103,268
4.07%, 12/15/42		150	148,058
United Technologies Corp., 4.50%, 6/01/42		105	112,392

			363,718
Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 4/01/26		65	64,554
4.55%, 4/01/46		90	90,694

			155,248
Airlines — 0.3%
United Airlines Pass-Through Trust, 5.38%, 2/15/23		184	190,825
Virgin Australia Trust, 6.00%, 10/23/20 (a)		90	91,151

			281,976
Auto Components — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		50	50,094
Automobiles — 0.7%
BMW U.S. Capital LLC, 1.85%, 9/15/21 (a)		25	24,141
Daimler Finance North America LLC, 2.38%, 8/01/18 (a)		150	151,129
Ford Motor Credit Co. LLC, 4.13%, 8/04/25		200	200,240
General Motors Co.:
3.50%, 10/02/18		250	254,975
4.88%, 10/02/23		100	104,827
General Motors Financial Co., Inc., 4.38%, 9/25/21		20	20,746

			756,058

Corporate Bonds		Par (000)	Value
Banks — 6.4%
Bank of America Corp.:
2.25%, 4/21/20	USD	150	$149,125
2.63%, 10/19/20		100	100,057
2.63%, 4/19/21		35	34,760
4.10%, 7/24/23		200	208,920
3.95%, 4/21/25		350	348,421
4.45%, 3/03/26		325	334,925
4.75%, 4/21/45		100	101,401
Bank of Montreal:
2.38%, 1/25/19		50	50,433
1.90%, 8/27/21		50	48,451
Bank of Nova Scotia:
1.95%, 1/15/19		50	50,048
2.45%, 3/22/21		50	49,795
Barclays PLC, 5.20%, 5/12/26		225	228,724
BB&T Corp., 2.05%, 5/10/21		100	98,145
Citigroup, Inc.:
1.55%, 8/14/17		100	100,070
2.50%, 7/29/19		250	251,714
3.20%, 10/21/26		100	95,622
4.45%, 9/29/27		250	253,961
Fifth Third Bancorp, 2.30%, 3/01/19		200	201,729
HSBC USA, Inc.:
2.25%, 6/23/19		100	100,054
2.75%, 8/07/20		100	100,199
Huntington Bancshares, Inc./OH, 3.15%, 3/14/21		100	101,410
JPMorgan Chase & Co.:
2.35%, 1/28/19		100	100,828
2.25%, 1/23/20		150	149,647
2.30%, 8/15/21		220	215,924
3.20%, 1/25/23		75	75,835
5.60%, 7/15/41		75	89,685
5.63%, 8/16/43		200	229,507
4.85%, 2/01/44		100	111,276
4.95%, 6/01/45		105	111,962
JPMorgan Chase Capital XXIII, 1.91%, 5/15/47 (b)		290	239,395
KeyCorp., 2.90%, 9/15/20		100	101,185
Lloyds Bank PLC, 2.00%, 8/17/18		200	200,308
Lloyds Banking Group PLC, 4.65%, 3/24/26		200	202,578
Royal Bank of Canada:
2.35%, 10/30/20		50	49,929
2.50%, 1/19/21		50	50,122
Royal Bank of Scotland Group PLC, 4.80%, 4/05/26		250	250,282
Santander UK PLC:
2.50%, 3/14/19		100	100,584
5.00%, 11/07/23 (a)		200	203,465
Sumitomo Mitsui Banking Corp., 1.75%, 1/16/18		250	249,821
Svenska Handelsbanken AB, 2.50%, 1/25/19		250	252,643
Toronto-Dominion Bank, 2.50%, 12/14/20		115	115,417
US Bancorp, 1.95%, 11/15/18		250	251,272
Wells Fargo & Co.:
2.55%, 12/07/20		100	100,114
3.50%, 3/08/22		150	154,328
3.00%, 4/22/26		100	95,423
3.00%, 10/23/26		55	52,382
4.90%, 11/17/45		175	179,746
4.40%, 6/14/46		150	143,558
Westpac Banking Corp., 1.60%, 8/19/19		100	98,809

			7,183,989

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	19

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Beverages — 1.2%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19	USD	150	$150,215
2.65%, 2/01/21		150	150,862
3.65%, 2/01/26		575	583,734
4.70%, 2/01/36		110	115,705
4.90%, 2/01/46		172	185,910
Coca-Cola Co., 1.38%, 5/30/19		85	84,435
Molson Coors Brewing Co.:
3.00%, 7/15/26		65	61,445
4.20%, 7/15/46		50	46,616

			1,378,922
Biotechnology — 1.0%
AbbVie, Inc.:
2.50%, 5/14/20		150	150,039
4.70%, 5/15/45		197	193,283
Amgen, Inc.:
2.13%, 5/01/20		100	99,063
4.40%, 5/01/45		100	95,855
4.66%, 6/15/51 (a)		63	60,550
Biogen, Inc., 3.63%, 9/15/22		160	164,235
Celgene Corp., 3.25%, 8/15/22		100	100,891
Gilead Sciences, Inc.:
2.55%, 9/01/20		75	75,790
4.50%, 2/01/45		6	5,995
4.75%, 3/01/46		115	118,987
4.15%, 3/01/47		100	94,980

			1,159,668
Capital Markets — 2.5%
Bank of New York Mellon Corp.:
2.30%, 9/11/19		200	201,648
3.55%, 9/23/21		50	52,073
2.20%, 8/16/23		125	119,261
Credit Suisse AG, 1.70%, 4/27/18		250	249,449
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/09/23		250	249,725
Deutsche Bank AG, 4.30%, 5/24/28 (b)		200	185,116
Goldman Sachs Group, Inc.:
2.75%, 9/15/20		150	150,648
2.63%, 4/25/21		95	94,310
2.35%, 11/15/21		35	34,005
3.50%, 1/23/25		50	49,335
6.75%, 10/01/37		100	123,485
5.15%, 5/22/45		155	163,007
Morgan Stanley:
2.20%, 12/07/18		115	115,423
2.80%, 6/16/20		300	302,455
2.50%, 4/21/21		20	19,783
3.75%, 2/25/23		150	154,072
3.88%, 1/27/26		225	227,274
State Street Corp., 2.55%, 8/18/20		50	50,504
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)		200	194,379

			2,735,952
Chemicals — 0.4%
Air Liquide Finance SA, 2.25%, 9/27/23 (a)		200	190,430
CF Industries, Inc., 5.38%, 3/15/44		160	132,050
LYB International Finance BV, 4.88%, 3/15/44		100	103,559

			426,039
Communications Equipment — 0.3%
Cisco Systems, Inc.:
4.95%, 2/15/19		200	213,798

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
1.85%, 9/20/21	USD	25	$24,399
2.50%, 9/20/26		150	142,667

			380,864
Consumer Finance — 0.9%
American Express Credit Corp., 1.88%, 11/05/18		150	150,218
American Honda Finance Corp.:
2.25%, 8/15/19		75	75,730
2.15%, 3/13/20		50	49,862
Capital One Bank USA NA, 2.15%, 11/21/18		250	250,452
Ford Motor Credit Co. LLC, 2.02%, 5/03/19		240	237,798
General Motors Financial Co., Inc., 3.45%, 4/10/22		114	112,739
Nissan Motor Acceptance Corp., 1.55%, 9/13/19 (a)		50	49,246
Toyota Motor Credit Corp., 2.75%, 5/17/21		100	101,348

			1,027,393
Diversified Financial Services — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		250	256,875
BAT International Finance PLC, 2.75%, 6/15/20 (a)		100	100,535
BP Capital Markets PLC:
4.75%, 3/10/19		100	106,007
3.56%, 11/01/21		50	52,194
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	209,581
General Electric Capital Corp., 5.88%, 1/14/38		125	157,316
Shell International Finance BV:
1.38%, 9/12/19		125	123,246
1.88%, 5/10/21		50	48,886
3.63%, 8/21/42		100	90,407
Voya Financial, Inc., 2.90%, 2/15/18		150	151,858

			1,296,905
Diversified Telecommunication Services — 1.1%
AT&T Inc.:
4.50%, 5/15/35		150	144,925
5.15%, 3/15/42		125	124,522
4.50%, 3/09/48		145	130,293
Verizon Communications, Inc.:
2.63%, 2/21/20		250	252,399
1.75%, 8/15/21		50	47,965
4.27%, 1/15/36		300	287,138
3.85%, 11/01/42		198	171,574
4.67%, 3/15/55		79	74,190

			1,233,006
Electric Utilities — 2.8%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		100	110,674
Duke Energy Carolinas LLC:
3.90%, 6/15/21		50	53,072
6.10%, 6/01/37		249	306,399
Duke Energy Corp., 2.65%, 9/01/26		20	18,667
Duke Energy Progress, Inc., 4.15%, 12/01/44		80	79,481
Emera U.S. Finance LP, 4.75%, 6/15/46 (a)		195	196,647
Entergy Corp., 4.00%, 7/15/22		150	156,852
Exelon Corp.:
2.45%, 4/15/21		50	49,399
3.40%, 4/15/26		355	348,318
Florida Power & Light Co., 4.13%, 2/01/42		100	102,571

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Ohio Power Co., 6.60%, 3/01/33	USD	229	$279,904
Pacificorp., 4.10%, 2/01/42		50	50,212
Progress Energy, Inc.:
4.40%, 1/15/21		75	79,532
6.00%, 12/01/39		75	90,123
Puget Energy, Inc., 5.63%, 7/15/22		275	304,516
Southern Co.:
1.85%, 7/01/19		150	149,536
2.95%, 7/01/23		435	429,384
3.25%, 7/01/26		235	228,709
Toledo Edison Co., 6.15%, 5/15/37		40	47,210

			3,081,206
Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp., 5.90%, 11/01/21		146	163,481
AvalonBay Communities, Inc., 2.85%, 3/15/23		175	172,025
Boston Properties LP, 5.63%, 11/15/20		50	55,145
Crown Castle International Corp.:
5.25%, 1/15/23		275	295,969
4.45%, 2/15/26		125	129,324
Realty Income Corp., 3.00%, 1/15/27		125	117,687
Simon Property Group LP, 2.50%, 9/01/20		35	35,228

			968,859
Food & Staples Retailing — 1.0%
CVS Health Corp.:
2.80%, 7/20/20		175	177,556
5.13%, 7/20/45		78	86,927
CVS Pass-Through Trust, 8.35%, 7/10/31 (a)		83	106,810
Walgreens Boots Alliance, Inc.:
1.75%, 5/30/18		50	50,050
2.70%, 11/18/19		125	126,658
3.80%, 11/18/24		255	259,533
4.80%, 11/18/44		30	30,834
Wal-Mart Stores, Inc.:
3.63%, 7/08/20		100	105,709
5.00%, 10/25/40		175	201,401

			1,145,478
Food Products — 0.6%
Kraft Heinz Foods Co.:
2.00%, 7/02/18		35	35,008
2.80%, 7/02/20		35	35,333
3.00%, 6/01/26		245	230,015
4.38%, 6/01/46		80	75,278
Wm. Wrigley Jr. Co., 2.00%, 10/20/17 (a)		250	251,257

			626,891
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories:
2.35%, 11/22/19		135	135,159
2.90%, 11/30/21		50	49,858
4.75%, 11/30/36		65	66,080
4.90%, 11/30/46		30	30,790
Danaher Corp., 2.40%, 9/15/20		75	75,158
Medtronic, Inc.:
1.50%, 3/15/18		200	200,003
3.15%, 3/15/22		40	40,969
4.38%, 3/15/35		150	158,689
4.63%, 3/15/45		220	237,913
St. Jude Medical, Inc., 3.88%, 9/15/25		40	40,298

			1,034,917
Health Care Providers & Services — 1.1%
Aetna, Inc.:
1.90%, 6/07/19		120	119,725

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
2.40%, 6/15/21	USD	35	$34,842
2.80%, 6/15/23		515	507,280
Anthem, Inc., 4.65%, 1/15/43		30	30,117
HCA, Inc., 3.75%, 3/15/19		175	179,813
UnitedHealth Group, Inc.:
2.70%, 7/15/20		90	91,354
3.10%, 3/15/26		60	59,178
4.38%, 3/15/42		65	65,890
4.75%, 7/15/45		105	115,670

			1,203,869
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		50	52,729
McDonald’s Corp.:
2.10%, 12/07/18		50	50,297
2.75%, 12/09/20		100	101,115
4.70%, 12/09/35		125	132,240

			336,381
Household Durables — 0.2%
Newell Brands, Inc.:
3.85%, 4/01/23		155	160,783
4.20%, 4/01/26		85	88,721

			249,504
Industrial Conglomerates — 0.1%
General Electric Co., 4.38%, 9/16/20		125	134,356
Industrials — 0.1%
Eaton Corp., 4.15%, 11/02/42		75	73,311
Insurance — 1.2%
Allstate Corp., 5.75%, 8/15/53 (b)		325	336,017
American International Group, Inc.:
3.30%, 3/01/21		135	138,278
3.90%, 4/01/26		380	386,681
Berkshire Hathaway Finance Corp., 1.30%, 8/15/19		50	49,393
Metropolitan Life Global Funding I, 1.88%, 6/22/18 (a)		200	200,564
New York Life Global Funding, 2.00%, 4/13/21 (a)		50	49,090
Principal Life Global Funding II, 2.63%, 11/19/20 (a)		50	49,975
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		63	81,757

			1,291,755
IT Services — 0.8%
Fidelity National Information Services, Inc., 5.00%, 10/15/25		300	326,740
International Business Machines Corp., 1.95%, 2/12/19		100	100,614
Mastercard, Inc., 2.00%, 4/01/19		50	50,317
Total System Services, Inc., 3.80%, 4/01/21		95	98,054
Visa, Inc.:
2.80%, 12/14/22		115	115,644
3.15%, 12/14/25		155	155,680

			847,049
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		75	75,570
3.00%, 4/15/23		60	58,972

			134,542
Machinery — 0.1%
John Deere Capital Corp., 2.38%, 7/14/20		100	100,297

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	21

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Media — 2.1%
21st Century Fox America, Inc., 6.40%, 12/15/35	USD	75	$89,599
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		55	56,113
3.58%, 7/23/20 (a)		20	20,385
4.91%, 7/23/25		350	368,875
6.38%, 10/23/35		34	38,822
6.48%, 10/23/45		126	145,666
6.83%, 10/23/55		12	14,068
Comcast Corp.:
6.95%, 8/15/37		99	135,027
4.60%, 8/15/45		125	131,034
Cox Communications, Inc., 6.95%, 6/01/38 (a)		101	109,116
Discovery Communications LLC:
3.25%, 4/01/23		50	48,745
4.88%, 4/01/43		100	92,409
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	176,087
NBCUniversal Media LLC:
5.15%, 4/30/20		200	218,705
4.45%, 1/15/43		130	132,843
Sky PLC, 3.75%, 9/16/24 (a)		200	200,635
Time Warner Cable LLC, 4.50%, 9/15/42		37	33,509
Time Warner, Inc.:
3.60%, 7/15/25		42	41,765
3.88%, 1/15/26		83	83,089
3.80%, 2/15/27		25	24,858
4.65%, 6/01/44		17	16,254
4.85%, 7/15/45		58	58,063
Viacom, Inc., 3.45%, 10/04/26		125	115,525

			2,351,192
Metals & Mining — 0.2%
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28		100	129,239
Southern Copper Corp., 5.88%, 4/23/45		50	49,086

			178,325
Multiline Retail — 0.0%
Target Corp., 3.63%, 4/15/46		50	46,460
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co.:
5.75%, 4/01/18		50	52,557
5.95%, 5/15/37		250	306,324
CMS Energy Corp., 3.00%, 5/15/26		45	43,310
Dominion Gas Holdings LLC, 4.60%, 12/15/44		75	74,623
Pacific Gas & Electric Co., 4.75%, 2/15/44		75	82,303
Virginia Electric & Power Co, 5.40%, 4/30/18		70	73,395
Virginia Electric & Power Co., 4.45%, 2/15/44		150	157,480

			789,992
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.:
4.85%, 3/15/21		65	69,695
5.55%, 3/15/26		180	201,467
Apache Corp., 3.25%, 4/15/22		19	19,298
Chevron Corp., 1.79%, 11/16/18		150	150,571
ConocoPhillips Co.:
2.88%, 11/15/21		25	25,191
4.95%, 3/15/26		155	171,120
Continental Resources, Inc., 5.00%, 9/15/22		100	100,939
Devon Energy Corp.:
4.00%, 7/15/21		40	41,336
3.25%, 5/15/22		168	166,934
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		145	177,362

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc., 6.00%, 1/15/77 (b)	USD	75	$74,813
Encana Corp., 6.50%, 5/15/19		200	215,247
Energy Transfer Partners LP:
9.00%, 4/15/19		150	170,677
4.65%, 6/01/21		37	38,416
6.50%, 2/01/42		100	108,037
Enterprise Products Operating LLC:
6.45%, 9/01/40		106	125,996
4.90%, 5/15/46		150	153,975
EOG Resources, Inc., 2.45%, 4/01/20		65	65,098
Exxon Mobil Corp.:
1.82%, 3/15/19		50	50,082
2.22%, 3/01/21		25	25,057
Hess Corp., 5.60%, 2/15/41		75	75,835
Kinder Morgan Energy Partners LP:
6.50%, 4/01/20		50	55,344
6.38%, 3/01/41		257	278,785
Kinder Morgan, Inc., 3.05%, 12/01/19		100	101,436
Marathon Petroleum Corp., 4.75%, 9/15/44		84	74,467
Noble Energy, Inc.:
5.25%, 11/15/43		75	76,396
5.05%, 11/15/44		25	25,074
Occidental Petroleum Corp., 4.10%, 2/01/21		50	53,114
Pioneer Natural Resources Co., 3.45%, 1/15/21		110	112,407
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		150	154,970
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		240	254,328
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		155	166,237
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,516
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		25	26,095
7.63%, 1/15/39		50	71,583
TransCanada Trust, 5.88%, 8/15/76 (b)		85	88,400
Valero Energy Corp., 6.63%, 6/15/37		110	128,740
Western Gas Partners LP, 2.60%, 8/15/18		425	425,820
Williams Partners LP:
4.00%, 11/15/21		35	35,922
3.60%, 3/15/22		15	15,079
5.10%, 9/15/45		185	175,833
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/01/17		100	100,391

			4,658,083
Pharmaceuticals — 1.7%
Actavis Funding SCS:
2.45%, 6/15/19		150	150,635
3.45%, 3/15/22		140	142,101
4.55%, 3/15/35		65	64,336
4.85%, 6/15/44		260	257,789
Johnson & Johnson:
2.45%, 3/01/26		120	114,772
3.55%, 3/01/36		100	100,061
Merck & Co., Inc.:
1.30%, 5/18/18		50	49,948
3.60%, 9/15/42		50	47,020
Mylan NV:
2.50%, 6/07/19 (a)		52	51,719
3.95%, 6/15/26 (a)		100	93,585
Pfizer, Inc.:
1.45%, 6/03/19		50	49,695

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
4.30%, 6/15/43	USD	100	$103,518
Sanofi, 4.00%, 3/29/21		50	53,232
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21		75	72,449
2.88%, 9/23/23		340	323,152
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21		50	47,834
3.15%, 10/01/26		234	215,731

			1,937,577
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.60%, 9/01/20		50	52,368
4.90%, 4/01/44		75	84,046
4.15%, 4/01/45		40	40,564
ERAC USA Finance LLC, 2.35%, 10/15/19 (a)		50	49,956
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.38%, 3/15/18 (a)		215	218,765
3.05%, 1/09/20 (a)		50	50,546
Ryder System, Inc.:
2.88%, 9/01/20		75	75,816
2.25%, 9/01/21		40	39,063
Union Pacific Corp., 3.35%, 8/15/46		100	89,581

			700,705
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc., 3.13%, 12/05/23		25	24,998
Intel Corp., 2.45%, 7/29/20		60	60,846
KLA-Tencor Corp., 4.65%, 11/01/24		24	25,407
NVIDIA Corp.:
2.20%, 9/16/21		25	24,403
3.20%, 9/16/26		100	96,146
QUALCOMM, Inc.:
1.40%, 5/18/18		100	99,986
2.25%, 5/20/20		20	20,001

			351,787
Software — 1.2%
Microsoft Corp.:
1.10%, 8/08/19		125	123,319
2.40%, 8/08/26		180	170,045
3.50%, 11/15/42		175	159,771
3.70%, 8/08/46		200	188,293
Oracle Corp.:
2.25%, 10/08/19		100	101,213
1.90%, 9/15/21		50	48,860
2.40%, 9/15/23		250	242,200
2.65%, 7/15/26		175	166,112
4.00%, 7/15/46		184	175,995

			1,375,808
Specialty Retail — 0.2%
Home Depot, Inc., 4.20%, 4/01/43		100	103,035
Lowe’s Cos., Inc.:
1.15%, 4/15/19		50	49,381
3.70%, 4/15/46		50	46,672

			199,088
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.:
1.10%, 8/02/19		100	98,506
3.25%, 2/23/26		275	275,146
2.45%, 8/04/26		180	168,938

Corporate Bonds		Par (000)		Value
Technology Hardware, Storage & Peripherals (continued)
4.38%, 5/13/45	USD	150		$154,098
3.85%, 8/04/46		80		76,651
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		150		184,693
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		185		186,789

				1,144,821
Tobacco — 1.0%
Altria Group, Inc.:
2.63%, 1/14/20		100		101,140
5.38%, 1/31/44		168		194,061
Philip Morris International, Inc.:
1.25%, 11/09/17		100		99,905
1.38%, 2/25/19		50		49,469
1.88%, 2/25/21		75		73,402
4.50%, 3/20/42		100		102,043
Reynolds American, Inc.:
3.25%, 6/12/20		150		153,700
4.45%, 6/12/25		125		131,976
7.00%, 8/04/41		98		117,343
5.85%, 8/15/45		50		59,206

				1,082,245
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.75%, 2/01/22		175		180,258
Wireless Telecommunication Services — 0.7%
Alltel Corp., 7.88%, 7/01/32		314		398,674
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175		192,937
Vodafone Group PLC:
2.50%, 9/26/22		125		119,878
4.38%, 2/19/43		64		56,627

				768,116
Total Corporate Bonds — 40.7%				45,422,704

Equity-Linked Notes
Airlines — 0.2%
Merrill Lynch International & Co. (Southwest Airlines Co.), 12.05%, 1/26/17		2		105,581
Nomura International Funding Pte. Ltd. (Delta Air Lines, Inc.), 17.62%, 1/06/17		3		106,751

				212,332
Auto Components — 0.1%
Citigroup Global Markets Holdings (Lear Corp.), 12.12%, 1/26/17		1		102,887
Banks — 0.4%
Royal Bank of Canada (Federal Bank Ltd.):
9.43%, 1/24/17		1		96,047
9.58%, 1/25/17		—	(c)	47,343
Société Générale SA (Citigroup, Inc.), 14.05%, 1/10/17		2		104,150
Société Générale SA (JPMorgan Chase & Co.), 10.56%, 1/10/17		1		103,678
Société Générale SA (Wells Fargo & Co.), 12.85%, 1/10/17		2		104,038

				455,256

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	23

Schedule of Investments (continued)	BlackRock Managed Income Fund

Equity-Linked Notes		Par (000)		Value
Building Products — 0.0%
Barclays Bank PLC (Owens Corning), 10.95%, 2/09/17	USD	1		$29,562
Capital Markets — 0.1%
Nomura International Funding Pte. Ltd. (Charles Schwab Corp.), 15.55%, 1/18/17		3		104,504
Chemicals — 0.1%
Royal Bank of Canada (LyondellBasell Industries NV), 17.27%, 1/31/17		1		104,665
Containers & Packaging — 0.0%
Citigroup Global Markets Holdings (Packaging Corp of America), 13.59%, 1/24/17		—	(c)	29,859
Equity Real Estate Investment Trusts (REITs) — 0.0%
JP Morgan Structured Products BV (Crown Castle International Corp.), 11.17%, 1/23/17		1		48,321
Food & Staples Retailing — 0.1%
JP Morgan Structured Products BV (Walgreens Boots Alliance, Inc.), 12.61%, 1/05/17		1		51,380
Food Products — 0.2%
BNP Paribas Arbitrage Issuance BV (Danone SA), 9.39%, 2/14/17		1		90,024
Citigroup Global Markets Holdings (Mondelez International, Inc.), 17.62%, 2/02/17		1		51,325
Citigroup, Inc. (Kraft Heinz Co.), 10.34%, 2/23/17		1		50,646

				191,995
Health Care Providers & Services — 0.2%
Citigroup Global Markets Holdings (WellCare Health Plans, Inc.):
14.19%, 2/15/17		—	(c)	50,977
13.79%, 2/15/17		—	(c)	50,808
Credit Suisse AG (UnitedHealth Group, Inc.), 11.18%, 1/18/17		1		103,525

				205,310
Hotels, Restaurants & Leisure — 0.3%
BNP Paribas Arbitrage Issuance BV (McDonald’s Corp.), 9.69%, 1/24/17		1		103,341
Citigroup Global Markets Holdings (Yum! Brands, Inc.), 11.67%, 2/02/17		2		102,018
Merrill Lynch International & Co. (MGM Resorts International):
13.91%, 2/15/17		2		51,451
13.91%, 2/16/17		2		51,415

				308,225
Household Durables — 0.1%
JP Morgan Structured Products BV (Nu-World Holdings Ltd.), 12.93%, 1/23/17		1		46,226
Royal Bank of Canada (Mohawk Industries, Inc.), 9.51%, 2/23/17		1		101,606

				147,832
Insurance — 0.1%
Nomura International Funding Pte. Ltd. (Hartford Financial Services Group, Inc.):
11.88%, 2/06/17		1		50,037
11.87%, 2/07/17		1		50,011

				100,048
IT Services — 0.1%
BNP Paribas Arbitrage Issuance BV (International Business Machines Corp.), 5.09%, 1/18/17		1		103,736
Nomura International Funding Pte. Ltd. (PayPal Holdings, Inc.), 12.57%, 1/19/17		1		48,251

				151,987

Equity-Linked Notes		Par (000)		Value
Media — 0.1%
BNP Paribas Arbitrage Issuance BV (Comcast Corp.), 9.49%, 2/02/17	USD	2		$103,364
Metals & Mining — 0.2%
Citigroup Global Markets Holdings (ArcelorMittal), 25.29%, 2/10/17		13		98,042
JP Morgan Structured Products BV (Pelangio Exploration, Inc.), 8.39%, 1/23/17		—	(c)	50,719
Royal Bank of Canada (Cabral Resources Ltd.), 11.83%, 2/09/17		2		104,930

				253,691
Oil, Gas & Consumable Fuels — 0.1%
Merrill Lynch International & Co. (Royal Dutch Shell PLC), 14.15%, 2/03/17		4		100,262
Personal Products — 0.1%
BNP Paribas Arbitrage Issuance BV (L’Oreal SA), 8.19%, 2/16/17		1		97,780
Pharmaceuticals — 0.0%
Citigroup Global Markets Holdings (Bristol-Myers Squibb Co.), 13.66%, 1/26/17		1		50,201
Road & Rail — 0.1%
JP Morgan Structured Products BV (CSX Corp.), 13.69%, 1/06/17		3		105,527
Semiconductors & Semiconductor Equipment — 0.0%
Citigroup Global Markets Holdings (Applied Materials, Inc.), 13.46%, 2/15/17		2		50,000
Software — 0.3%
BNP Paribas SA (VMware, Inc.), 10.88%, 1/24/17		1		77,594
Citigroup Global Markets Holdings (VMware, Inc.), 9.79%, 1/24/17		—	(c)	21,232
Credit Suisse AG (Microsoft Corp.), 8.31%, 1/23/17		1		51,241
JP Morgan Structured Products BV (Activision Blizzard, Inc.), 14.38%, 2/09/17		3		97,945
JP Morgan Structured Products BV (Adobe Systems, Inc.), 8.14%, 3/16/17		1		98,442

				346,454
Specialty Retail — 0.1%
Citigroup Global Markets Holdings (Ulta Salon Cosmetics & Fragrance, Inc.), 8.63%, 3/09/17		—	(c)	96,381
Technology Hardware, Storage & Peripherals — 0.2%
Citigroup Global Markets Holdings (Hewlett Packard Enterprise Co.), 12.49%, 3/09/17		4		100,448
Citigroup Global Markets Holdings (Western Digital Corp.), 26.71%, 1/26/17		—	(c)	27,177
Deutsche Bank AG (Western Digital Corp.), 27.15%, 1/26/17		1		75,787

				203,412
Textiles, Apparel & Luxury Goods — 0.1%
RBC Capital Markets LLC (NIKE, Inc.), 8.29%, 3/21/17		2		97,738
Tobacco — 0.1%
Royal Bank of Canada (Philip Morris International, Inc.), 15.20%, 2/02/17		1		50,452
Trading Companies & Distributors — 0.1%
Morgan Stanley BV (Siam East Solutions PCL), 8.68%, 1/31/17		—	(c)	99,844
Total Equity-Linked Notes — 3.5%				3,899,269

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Income Fund

Investment Companies(d)		Shares	Value
BlackRock Allocation Target Shares: Series A Portfolio		503,637	$5,076,664
BlackRock Floating Rate Income Portfolio, Class K		1,850,362	18,929,207
BlackRock Global Dividend Portfolio, Class K		326,643	3,913,188
iShares 0-5 Year High Yield Corporate Bond ETF		229,527	10,865,808
iShares 1-3 Year Credit Bond ETF		73,436	7,706,374
iShares Core High Dividend ETF		24,434	2,009,697
iShares iBoxx $ High Yield Corporate Bond ETF		15,346	1,328,196
iShares U.S. Preferred Stock ETF		28,481	1,059,778
Total Investment Companies — 45.6%			50,888,912

Preferred Securities		Par (000)
Capital Trusts
Banks — 2.8%
Bank of America Corp.:
Series AA, 6.10% (b)(e)	USD	255	256,403
Series DD, 6.30% (b)(e)		55	57,475
Series K, 8.00% (b)(e)		55	56,513
Series X, 6.25% (b)(e)		100	100,000
Barclays PLC, 7.88% (b)(e)		400	405,000
BNP Paribas SA, 7.63% (a)(b)(e)		225	237,397
Citigroup, Inc.:
Series O, 5.88% (b)(e)		100	101,000
Series P, 5.95% (b)(e)		132	130,376
Credit Agricole SA, 8.13% (a)(b)(e)		200	210,492
JPMorgan Chase & Co., Series S, 6.75% (b)(e)		200	215,500
Royal Bank of Scotland Group PLC, 8.63% (b)(e)		400	408,000
Société Générale SA:
7.38% (a)(b)(e)		200	199,664
8.00% (a)(b)(e)		200	200,100
Standard Chartered PLC, 7.50% (a)(b)(e)		200	199,500
Wells Fargo & Co., 7.98% (b)(e)		300	313,500

			3,090,920
Capital Markets — 0.6%
Credit Suisse Group AG, 6.25% (a)(b)(e)		200	194,640
Goldman Sachs Group, Inc., Series M, 5.38% (b)(e)		135	136,350
State Street Corp., 1.96%, 6/01/77 (b)		200	176,750
UBS Group AG, 7.00% (b)(e)		200	209,856

			717,596
Industrial Conglomerates — 0.2%
General Electric Co., Series D, 5.00% (b)(e)		198	205,465
Insurance — 0.0%
Reinsurance Group of America, Inc., 3.63%, 12/15/65 (b)		27	22,680

Capital Trusts		Par (000)	Value
Media — 0.3%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)	USD	353	$370,650
Oil, Gas & Consumable Fuels — 0.2%
TransCanada PipeLines Ltd, 6.35%, 5/15/67 (b)		111	92,408
TransCanada Trust, 5.63%, 5/20/75 (b)		98	98,980

			191,388
Total Capital Trusts — 4.1%			4,598,699

Preferred Stocks		Shares
Banks — 0.4%
Citigroup, Inc., 6.88% (e)		7,880	215,518
KeyCorp., 6.13% (e)		8,000	209,280

			424,798
Capital Markets — 0.4%
Goldman Sachs Group, Inc., 5.50% (e)		10,233	259,714
State Street Corp., 5.90% (e)		9,095	235,288

			495,002
Total Preferred Stocks — 0.8%			919,800
Total Preferred Securities — 4.9%			5,518,499

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bonds, 2.25%, 8/15/46	USD	101	85,175
Total Long-Term Investments (Cost — $108,835,281) — 97.7%			109,063,884

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(f)		1,023,149	1,023,149
Total Short-Term Securities (Cost — $1,023,149) — 0.9%			1,023,149

Options Purchased
(Cost — $827) — 0.0%			2,204
Total Investments (Cost — $109,859,257) — 98.6%			110,089,237
Other Assets Less Liabilities — 1.4%			1,612,338

Net Assets — 100.0%			$111,701,575

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate as of period end.
(c)	Amount is less than $500.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	25

Schedule of Investments (continued)	BlackRock Managed Income Fund

(d)	During the period ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,580,531	—	(6,557,382)[1]	1,023,149	$1,023,149	$1,884	$12
BlackRock Allocation Target Shares: Series A Portfolio	—	572,725	(69,088)	503,637	5,076,664	22,788	(691)
BlackRock Floating Rate Income Portfolio, Class K	—	2,695,213	(844,851)	1,850,362	18,929,207	194,993	13,571
BlackRock Global Dividend Portfolio, Class K	—	326,643	—	326,643	3,913,188	—	—
iShares 0-5 Year High Yield Corporate Bond ETF	—	261,889	(32,362)	229,527	10,865,808	—	(22,382)
iShares 1-3 Year Credit Bond ETF	—	73,436	—	73,436	7,706,374	—	—
iShares Core High Dividend ETF	—	24,434	—	24,434	2,009,697	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	79,658	(64,312)	15,346	1,328,196	—	(99,081)
iShares U.S. Preferred Stock ETF	—	28,481	—	28,481	1,059,778	—	—
Total					$51,912,061	$219,665	$(108,571)

[1]	Represents net shares sold.

(e)	Perpetual security with no stated maturity date.

(f)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation
(4)	Euro Currency	March 2017	USD	528,700	$5,243
(24)	S&P 500 E-Mini Index	March 2017	USD	2,683,440	17,079
(46)	U.S. Treasury Bonds (30 Year)	March 2017	USD	6,930,188	40,561
(86)	U.S. Treasury Notes (10 Year)	March 2017	USD	10,688,188	39,827
(1)	U.S. Treasury Notes (2 Year)	March 2017	USD	216,688	199
(44)	U.S. Treasury Notes (5 Year)	March 2017	USD	5,177,219	7,262
(21)	U.S. Ultra TreasuryBonds	March 2017	USD	3,365,250	37,799
(16)	U.S. Ultra Treasury Bonds (10 Year)	March 2017	USD	2,145,000	14,292
Total					$162,262

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
Citigroup, Inc.	Put	1/06/17	51.00	20	$110
JPMorgan Chase & Co.	Put	1/06/17	71.00	14	224
Wells Fargo & Co.	Put	1/06/17	46.50	22	1,870
Total					$2,204

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Income Fund

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(4,823)	$(220)	$(4,603)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(34,975)	(23,249)	(11,726)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(6,317)	2,976	(9,293)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	80	(869)	1,033	(1,902)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	45	(489)	658	(1,147)
Prudential Financial, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	750	(8,143)	8,527	(16,670)
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	225	(5,808)	(2,575)	(3,233)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	500	506	2,321	(1,815)
Total						$(60,918)	$(10,529)	$(50,389)

OTC Credit Default Swaps — sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
American Tower Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	BBB-	USD	475	$(9,597)	$(17,408)	$7,811

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Period Ended December 31, 2016

	Calls		Puts
	Notional (000)		Notional (000)
	USD	Premiums Received	USD	Premiums Received
Outstanding options, beginning of period	3,000	$9,894	3,000	$8,420
Options closed	(3,000)	(9,894)	(3,000)	(8,420)
Outstanding options, end of period	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$17,079	$5,243	$139,940	—	$162,262
Options purchased	Investments at value — unaffiliated[2]	—	—	2,204	—		—	2,204
	Unrealized appreciation on OTC
Swaps — OTC	swaps; Swap premiums paid	—	$23,326	—	—	—	—	23,326

Total		—	$23,326	$19,283	$5,243	$139,940	—	$187,792

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$93,841	—	—	—	—	$93,841

Total		—	$93,841	—	—	—	—	$93,841

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	27

Schedule of Investments (continued)	BlackRock Managed Income Fund

For the period ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(140,766)	$42,238	$1,583,547	—	$1,485,019
Options purchased[1]	—	—	—	—	(39,405)	—	(39,405)
Options written	—	—	—	—	2,900	—	2,900
Swaps	—	$(40,949)	—	—	(24,078)	—	(65,027)

Total	—	$(40,949)	$(140,766)	$42,238	$1,522,964	—	$1,383,487

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$17,079	$5,243	$148,498	—	$170,820
Options purchased[2]	—	—	1,377	—	55,302	—	56,679
Options written	—	—	—	—	(3,274)	—	(3,274)
Swaps	—	$36,703	—	—	31,605	—	68,308

Total	—	$36,703	$18,456	$5,243	$232,131	—	$292,533

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments[1]

Futures contracts:
Average notional value of contracts — long	$18,264,114
Average notional value of contracts — short	$31,734,673
Options:
Average value of option contracts purchased	$2,204
Credit default swaps:
Average notional value — buy protection	$5,025,000
Average notional value — sell protection	$475,000

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Income Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$11,314		$103,588
Options	2,204	[1]	—
Swaps — OTC[2]	23,326		93,841

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,844		$197,429
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,518)		(103,588)

Total derivative assets and liabilities subject to an MNA	$23,326		$93,841

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A	$1,691	$(1,691)	—	—	—
Credit Suisse International	2,976	(2,976)	—	—	—
JPMorgan Chase Bank N.A	10,848	(10,848)	—	—	—
Morgan Stanley Capital Services LLC	7,811	(7,811)	—	—	—

Total	$23,326	$(23,326)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$34,975	—	—	—	$34,975
Citibank N.A	7,872	$(1,691)	—	—	6,181
Credit Suisse International	9,293	(2,976)	—	—	6,317
JPMorgan Chase Bank N.A	24,293	(10,848)	—	—	13,445
Morgan Stanley Capital Services LLC	17,408	(7,811)	—	—	9,597

Total	$93,841	$(23,326)	—	—	$70,515

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	29

Schedule of Investments (concluded)	BlackRock Managed Income Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,249,825	$1,999,500	$3,249,325
Corporate Bonds[1]	—	45,422,704	—	45,422,704
Equity-Linked Notes[1]	—	3,899,269	—	3,899,269
Investment Companies	$50,888,912	—	—	50,888,912
Preferred Securities[1]	919,800	4,598,699	—	5,518,499
U.S. Treasury Obligations	—	85,175	—	85,175
Short-Term Securities	1,023,149	—	—	1,023,149
Options Purchased:
Equity contracts	2,204	—	—	2,204

Total	$52,834,065	$55,255,672	$1,999,500	$110,089,237

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$7,811	—	$7,811
Equity contracts	$17,079	—	—	17,079
Foreign Currency Exchange Contracts	5,243	—	—	5,243
Interest rate contracts	139,940	—	—	139,940
Liabilities:
Credit contracts	—	(50,389)	—	(50,389)

Total	$162,262	$(42,578)	—	$119,684

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2016, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the periodinrelationtonet assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Assets:
Opening Balance, as of September 30, 2016	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	$1
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(76)
Purchases	1,999,575
Sales	—

Closing Balance, as of December 31, 2016	$1,999,500

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$(76)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2016

Statements of Assets and Liabilities

December 31, 2016	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Managed Income Fund

Assets
Investments at value — unaffiliated[2]	$2,627,985,677	$58,177,176
Investments at value — affiliated[3]	23,501,183	51,912,061
Cash	—	1,309,374
Cash pledged:
Collateral - OTC derivatives	1,160,000	—
Futures contracts	3,865,820	651,000
Centrally cleared swaps	4,308,400	—
Foreign currency at value[4]	15,339,593	37,363
Receivables:
Investments sold	14,428,583	5,582,020
Capital shares sold	9,322,823	411,749
Dividends — affiliated	7,788	18,196
Dividends — unaffiliated	—	1,060
Interest	10,180,077	561,938
From the Manager	535,719	150,515
Variation margin on futures contracts	1,702,680	11,314
Swap premiums paid	153,177	15,515
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,983,293	—
OTC swaps	1,896,243	7,811
Inflation rate caps	1,011,561	—
Prepaid expenses	100,781	42,498
Other assets	270	14,688

Total assets	2,719,483,668	118,904,278

Liabilities
Bank overdraft	84,112	—
Cash received as collateral for OTC derivatives	4,730,000	—
Options written at value[5]	3,574,085	—
Payables:
Investments purchased	17,272,666	6,581,917
Reverse repurchase agreements	202,075,021	—
Capital shares redeemed	15,315,407	151,346
Foreign taxes	2,322	—
Income dividends	—	48,021
Investment advisory fees	362,879	25,185
Officer’s and Trustees’ fees	12,718	3,900
Other accrued expenses	1,451,028	187,609
Other affiliates	138,874	758
Service and distribution fees	247,992	6,538
Variation margin on futures contracts	764,989	103,588
Variation margin on centrally cleared swaps	604,358	—
Inflation rate caps premiums received	1,014,650	—
Swap premiums received	—	43,452
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,196,633	—
OTC swaps	2,070,623	50,389

Total liabilities	250,918,357	7,202,703

Net Assets	$2,468,565,311	$111,701,575

Net Assets Consist of
Paid-in capital	$2,479,251,347	$110,421,774
Undistributed (distributions in excess of) net investment income	(4,591,485)	60,436
Accumulated net realized gain (loss)	(91,920,069)	854,691
Net unrealized appreciation (depreciation)	85,825,518	364,674

Net Assets	$2,468,565,311	$111,701,575

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$2,546,965,208	$57,987,936
[3] Investments at cost — affiliated	$23,501,183	$51,871,321
[4] Foreign currency at cost	$15,241,799	$37,040
[5] Premiums received	$5,624,841	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	31

Statements of Assets and Liabilities (concluded)

December 31, 2016	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Managed Income Fund

Net Asset Value
Institutional
Net assets	$1,485,582,514	$23,083,462

Shares outstanding[2]	139,842,856	2,319,650

Net asset value	$10.62	$9.95

Service
Net assets	$41,421,764	—

Shares outstanding[2]	3,945,329	—

Net asset value	$10.50	—

Investor A
Net assets	$352,596,487	$33,603,689

Shares outstanding[2]	33,948,113	3,376,599

Net asset value	$10.39	$9.95

Investor C
Net assets	$183,525,375	$692,992

Shares outstanding[2]	18,188,772	69,585

Net asset value	$10.09	$9.96

Class K
Net assets	$405,439,171	$54,321,432

Shares outstanding[2]	38,785,168	5,446,226

Net asset value	$10.45	$9.97

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2016

Statements of Operations

	BlackRock Inflation Protected Bond Portfolio[1]		BlackRock Managed Income Fund
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016

Investment Income
Interest	$15,483,349 [2]	$38,757,208 [2]	$545,680	$2,875,582
Dividends — unaffiliated	—	—	311,125	62,294
Dividends — affiliated	17,583	62,630	219,665	18,190
Foreign tax withheld	(2,205)	—	—	—

Total income	15,498,727	38,819,838	1,076,470	2,956,066

Expenses
Investment advisory	1,835,459	7,721,959	90,511	305,339
Transfer agent — class specific	990,576	3,745,048	20,042	49,914
Service and distribution — class specific	729,688	3,303,305	19,592	60,323
Administration	242,035	1,015,245	10,991	37,077
Administration — class specific	125,727	530,646	5,155	17,439
Professional	125,450	184,032	82,721	108,386
Accounting services	97,585	410,151	6,557	24,268
Printing	53,638	203,630	37,348	30,090
Custodian	33,121	141,600	4,205	13,731
Registration	32,089	111,271	15,127	51,748
Officers and Trustees	11,838	58,996	4,501	20,665
Offering	—	—	18,374	—
Miscellaneous	24,268	129,275	3,748	16,032
Recoupment of past waived fees — class specific	764	112	—	—

Total expenses excluding interest expense	4,302,238	17,555,270	318,872	735,012
Interest expense[3]	250,082	1,725,445	—	—

Total expenses	4,552,320	19,280,715	318,872	735,012
Less:
Fees waived by the Manager	(551,397)	(1,486,579)	(20,618)	(214,688)
Administration fees waived	—	—	(10,991)	—
Administration fees waived — class specific	(124,321)	(505,848)	(4,733)	(17,196)
Transfer agent fees waived — class specific	(2,491)	(5,336)	(168)	(579)
Transfer agent fees reimbursed — class specific	(674,028)	(984,254)	(13,383)	(12,238)
Expenses reimbursed by the Manager	—	—	(163,043)	—

Total expenses after fees waived and reimbursed	3,200,083	16,298,698	105,936	490,311

Net investment income	12,298,644	22,521,140	970,534	2,465,755

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	8,447,533	(57,065,879)	1,426,239	301,433
Investments — affiliated	—	—	(108,583)	—
Capital gain distributions from investment companies — affiliated	168	903	12	130
Futures contracts	6,994,175	(15,785,153)	1,485,019	710,609
Forward foreign currency exchange contracts	7,101,897	—	—	—
Foreign currency transactions	(79,385)	(5,311,897)	857	(199)
Inflation rate caps	(11,387)	—	—	—
Options written	1,209,408	20,537,688	2,900	100,814
Swaps	4,387,271	(7,252,901)	(65,027)	(284,216)

	28,049,680	(64,877,239)	2,741,417	828,571

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(103,471,623)	198,044,901	(3,280,418)	3,615,112
Investments — affiliated	—	—	40,740	—
Futures contracts	(2,659,777)	1,890,110	170,820	(108,521)
Forward foreign currency exchange contracts	4,809,287	—	—	—
Foreign currency translations	(38,584)	(6,673,514)	360	(14)
Inflation rate caps	11,828	76,558	—	—
Options written	(2,037,739)	(3,436,327)	(3,274)	(44,498)
Swaps	3,889,119	(3,197,352)	68,308	55,770

	(99,497,489)	186,704,376	(3,003,464)	3,517,849

Net realized and unrealized gain (loss)	(71,447,809)	121,827,137	(262,047)	4,346,420

Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,149,165)	$144,348,277	$708,487	$6,812,175

[1]	Consolidated Statement of Operations.

[2]	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

[3]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	33

Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio
	Period October 1, 2016 to December 31, 2016[1]	Year Ended September 30,
Increase (Decrease) in Net Assets:		2016[1]	2015

Operations
Net investment income	$12,298,644	$22,521,140	$13,715,231
Net realized gain (loss)	28,049,680	(64,877,239)	(1,600,946)
Net change in unrealized appreciation (depreciation)	(99,497,489)	186,704,376	(97,435,209)

Net increase (decrease) in net assets resulting from operations	(59,149,165)	144,348,277	(85,320,924)

Distributions to Shareholders[2]
From net investment income:
Institutional	—	(31,554,712)	(15,091,546)
Service	—	(764,479)	(544,814)
Investor A	—	(8,774,978)	(6,650,675)
Investor B	—	—	(10,717)
Investor C	—	(4,229,178)	(3,398,886)
Class K	—	(6,519,767)	(9,410,407)
From return of capital:
Institutional Class	(2,039,508)	(16,680,675)	—
Service Class	(51,844)	(419,821)	—
Investor A Class	(444,468)	(3,603,689)	—
Investor C Class	(177,284)	(1,637,519)	—
Class K	(569,750)	(4,086,995)	—

Decrease in net assets resulting from distributions to shareholders	(3,282,854)	(78,271,813)	(30,004,741)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(7,464,633)	(411,554,423)	449,825,314

Net Assets
Total increase (decrease) in net assets	(69,896,652)	(345,477,959)	334,499,649
Beginning of period	2,538,461,963	2,883,939,922	2,549,440,273

End of period	$2,468,565,311	$2,538,461,963	$2,883,939,922

Undistributed (distributions in excess of) net investment income, end of period	$(4,591,485)	$(31,282,246)	$36,682,552

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock Managed Income Fund
	Period October 1, 2016 to December 31, 2016	Year Ended September 30,
Increase (Decrease) in Net Assets:		2016	2015

Operations
Net investment income	$970,534	$2,465,755	$2,271,918
Net realized gain	2,741,417	828,571	771,333
Net change in unrealized appreciation (depreciation)	(3,003,464)	3,517,849	(2,631,735)

Net increase in net assets resulting from operations	708,487	6,812,175	411,516

Distributions to Shareholders[1]
From net investment income:
Institutional	(226,550)	(317,004)	(266,946)
Investor A	(340,984)	(598,103)	(415,837)
Investor C	(3,224)	—	—
Class K	(642,419)	(1,474,218)	(1,482,528)
From net realized gain:
Institutional	(148,927)	—	—
Investor A	(273,814)	—	—
Investor C	(1,813)	—	—
Class K	(492,869)	—	—

Decrease in net assets resulting from distributions to shareholders	(2,130,600)	(2,389,325)	(2,165,311)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,721,614	15,452,106	3,095,907

Net Assets
Total increase in net assets	12,299,501	19,874,956	1,342,112
Beginning of period	99,402,074	79,527,118	78,185,006

End of period	$111,701,575	$99,402,074	$79,527,118

Undistributed net investment income, end of period	$60,436	$262,464	$249,598

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	35

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.89	$10.58	$10.94	$11.23	$12.23	$11.49

Net investment income[2]	0.06	0.11	0.11	0.23	0.24	0.18
Net realized and unrealized gain (loss)	(0.32)	0.51	(0.34)	(0.10)	(0.87)	0.82

Net increase (decrease) from investment operations	(0.26)	0.62	(0.23)	0.13	(0.63)	1.00

Distributions:[3]
From net investment income	—	(0.20)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.01)	(0.11)	—	—	—	—

Total distributions	(0.01)	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of period	$10.62	$10.89	$10.58	$10.94	$11.23	$12.23

Total Return[4]
Based on net asset value	(2.35)%[5]	5.97%	(2.16)%	1.19%	(5.35)%	8.76%

Ratios to Average Net Assets
Total expenses[6]	0.61%[7]	0.60%	0.62%	0.64%	0.60%	0.56%

Total expenses after fees waived, reimbursed and paid indirectly	0.40%[7]	0.48%	0.47%	0.46%	0.44%	0.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.36%[7]	0.42%	0.44%	0.44%	0.44%	0.43%

Net investment income	2.06%[7]	0.99%	0.99%	2.08%	2.04%	1.49%

Supplemental Data
Net assets, end of period (000)	$1,485,583	$1,584,439	$1,758,366	$1,187,477	$1,190,917	$1,937,316

Portfolio turnover rate	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	0.61%	0.63%	0.59%	0.55%

[7]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.77	$10.49	$10.88	$11.18	$12.20	$11.49

Net investment income (loss)[2]	0.05	0.08	(0.01)	0.20	0.21	0.15
Net realized and unrealized gain (loss)	(0.31)	0.50	(0.26)	(0.10)	(0.88)	0.80

Net increase (decrease) from investment operations	(0.26)	0.58	(0.27)	0.10	(0.67)	0.95

Distributions:[3]
From net investment income	—	(0.19)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.01)	(0.11)	—	—	—	—

Total distributions	(0.01)	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of period	$10.50	$10.77	$10.49	$10.88	$11.18	$12.20

Total Return[4]
Based on net asset value	(2.38)%[5]	5.66%	(2.47)%	0.93%	(5.64)%	8.38%

Ratios to Average Net Assets
Total expenses[6]	0.86%[7]	0.86%	0.93%	0.93%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly	0.66%[7]	0.78%	0.78%	0.77%	0.75%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[7]	0.71%	0.75%	0.75%	0.75%	0.73%

Net investment income (loss)	1.80%[7]	0.73%	(0.08)%	1.82%	1.76%	1.23%

Supplemental Data
Net assets, end of period (000)	$41,422	$44,565	$41,926	$44,373	$58,842	$88,555

Portfolio turnover rate	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012

Expense ratios	N/A	0.86%	0.91%	0.92%	0.88%	N/A

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	37

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.38	$10.77	$11.07	$12.09	$11.39

Net investment income (loss)[2]	0.05	0.05	(0.02)	0.16	0.21	0.13
Net realized and unrealized gain (loss)	(0.30)	0.52	(0.25)	(0.06)	(0.88)	0.81

Net increase (decrease) from investment operations	(0.25)	0.57	(0.27)	0.10	(0.67)	0.94

Distributions:[3]
From net investment income	—	(0.21)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.01)	(0.09)	—	—	—	—

Total distributions	(0.01)	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of period	$10.39	$10.65	$10.38	$10.77	$11.07	$12.09

Total Return[4]
Based on net asset value	(2.32)%[5]	5.59%	(2.49)%	0.95%	(5.70)%	8.33%

Ratios to Average Net Assets
Total expenses	1.02%[6]	0.96%	0.97%[7]	1.06%[7]	0.99%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.66%[6]	0.83%	0.79%	0.78%	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[6]	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	1.80%[6]	0.45%	(0.14)%	1.45%	1.78%	1.12%

Supplemental Data
Net assets, end of period (000)	$352,596	$358,182	$476,282	$651,951	$1,344,080	$2,089,999

Portfolio turnover rate	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015 and September 30, 2014, the ratios would have been 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.36	$10.16	$10.62	$10.95	$12.01	$11.36

Net investment income (loss)[2]	0.03	(0.02)	(0.09)	0.11	0.12	0.06
Net realized and unrealized gain (loss)	(0.29)	0.50	(0.25)	(0.09)	(0.86)	0.80

Net increase (decrease) from investment operations	(0.26)	0.48	(0.34)	0.02	(0.74)	0.86

Distributions:[3]
From net investment income	—	(0.20)	(0.12)	(0.20)	(0.12)	(0.16)
From net realized gain	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.01)	(0.08)	—	—	—	—

Total distributions	(0.01)	(0.28)	(0.12)	(0.35)	(0.32)	(0.21)

Net asset value, end of period	$10.09	$10.36	$10.16	$10.62	$10.95	$12.01

Total Return[4]
Based on net asset value	(2.51)%[5]	4.83%	(3.22)%	0.24%	(6.31)%	7.62%

Ratios to Average Net Assets
Total expenses	1.61%[6,7]	1.60%	1.65%[6]	1.64%	1.59%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly	1.41%[7]	1.53%	1.51%	1.49%	1.47%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.37%[7]	1.47%	1.48%	1.47%	1.47%	1.44%

Net investment income (loss)	1.06%[7]	(0.15)%	(0.86)%	0.98%	1.06%	0.50%

Supplemental Data
Net assets, end of period (000)	$183,525	$197,741	$243,707	$317,089	$464,790	$788,158

Portfolio turnover rate	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the period ended December 31, 2016 and the year ended September 30, 2015, there was no financial impact to the expense ratio.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	39

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Class K
	Period October 1, 2016 to
	December 31,	Year Ended September 30,
	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.71	$10.41	$10.75	$11.02	$12.00	$11.27

Net investment income[2]	0.06	0.14	0.05	0.24	0.24	0.19
Net realized and unrealized gain (loss)	(0.31)	0.47	(0.26)	(0.09)	(0.85)	0.80

Net increase (decrease) from investment operations	(0.25)	0.61	(0.21)	0.15	(0.61)	0.99

Distributions:[3]
From net investment income	—	(0.19)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.01)	(0.12)	—	—	—	—

Total distributions	(0.01)	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of period	$10.45	$10.71	$10.41	$10.75	$11.02	$12.00

Total Return[4]
Based on net asset value	(2.29)%[5]	5.98%	(2.01)%	1.42%	(5.27)%	8.86%

Ratios to Average Net Assets
Total expenses	0.46%[6]	0.47%	0.52%[7]	0.51%	0.48%	0.47%

Total expenses after fees waived, reimbursed and paid indirectly	0.34%[6]	0.39%	0.35%	0.34%	0.33%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.30%[6]	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income	2.14%[6]	1.29%	0.47%	2.20%	2.09%	1.64%

Supplemental Data
Net assets, end of period (000)	$405,439	$353,536	$363,660	$347,282	$446,214	$455,027

Portfolio turnover rate	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights	BlackRock Managed Income Fund

	Institutional
	Period
	October 1,
	2016 to
	December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.10	$9.61	$9.81	$10.12	$12.18	$11.66

Net investment income[1]	0.10	0.28	0.29	0.34	0.38	0.43
Net realized and unrealized gain (loss)	(0.04)	0.48	(0.21)	0.40	(1.09)	1.04

Net increase (decrease) from investment operations	0.06	0.76	0.08	0.74	(0.71)	1.47

Distributions:[2]
From net investment income	(0.08)	(0.27)	(0.28)	(0.33)	(0.38)	(0.42)
From net realized gain	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.21)	(0.27)	(0.28)	(1.05)	(1.35)	(0.95)

Net asset value, end of period	$9.95	$10.10	$9.61	$9.81	$10.12	$12.18

Total Return[3]
Based on net asset value	0.60%[4]	8.06%	0.75%	7.75%	(6.59)%	13.43%

Ratios to Average Net Assets
Total expenses[5,6]	1.26%[7]	0.84%	0.99%	0.92%	0.86%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.36%[7]	0.52%	0.55%	0.57%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.36%[7]	0.52%	0.55%	0.55%	0.55%	0.55%

Net investment income[6]	3.82%[7]	2.85%	2.92%	3.50%	3.48%	3.71%

Supplemental Data
Net assets, end of period (000)	$23,083	$15,100	$8,135	$5,755	$63,569	$61,711

Portfolio turnover rate	74%[8]	67%	74%	70%	119%[9]	86%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	0.98%	—	—	N/A

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the period ended December 31, 2016 is 75%.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	105%	84%

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	41

Financial Highlights (continued)	BlackRock Managed Income Fund

	Investor A
	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.10	$9.61	$9.81	$10.14	$12.20	$11.68

Net investment income[1]	0.09	0.25	0.25	0.32	0.35	0.39
Net realized and unrealized gain (loss)	(0.04)	0.48	(0.21)	0.37	(1.10)	1.05

Net increase (decrease) from investment operations	0.05	0.73	0.04	0.69	(0.75)	1.44

Distributions:[2]
From net investment income	(0.07)	(0.24)	(0.24)	(0.30)	(0.34)	(0.39)
From net realized gain	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.20)	(0.24)	(0.24)	(1.02)	(1.31)	(0.92)

Net asset value, end of period	$9.95	$10.10	$9.61	$9.81	$10.14	$12.20

Total Return[3]
Based on net asset value	0.54%[4]	7.74%	0.40%	7.20%	(6.89)%	13.07%

Ratios to Average Net Assets
Total expenses[5,6]	1.50%[7]	1.11%	1.31%	1.29%	1.16%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.61%[7]	0.82%	0.90%	0.92%	0.89%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.61%[7]	0.82%	0.90%	0.90%	0.89%	0.85%

Net investment income[6]	3.52%[7]	2.56%	2.55%	3.19%	3.14%	3.33%

Supplemental Data
Net assets, end of period (000)	$33,604	$29,957	$21,251	$8,854	$18,391	$25,195

Portfolio turnover rate	74%[8]	67%	74%	70%	119%[9]	86%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	1.30%	1.26%	1.15%	—

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the period ended December 31, 2016 is 75%.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	105%	84%

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Managed Income Fund

Investor C
Period October 3, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.10

Net investment income[2]	0.07
Net realized and unrealized loss	(0.03)

Net increase from investment operations	0.04

Distributions:[3]
From net investment income	(0.05)
From net realized gain	(0.13)

Total distributions	(0.18)

Net asset value, end of period	$9.96

Total Return[4]
Based on net asset value	0.43%[5]

Ratios to Average Net Assets
Total expenses[6,7]	2.12%

Total expenses after fees waived, reimbursed and paid indirectly[6,7]	1.26%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6,7]	1.26%

Net investment income[6,7]	2.76%

Supplemental Data
Net assets, end of period (000)	$693

Portfolio turnover rate	74%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period October 3, 2016[1] to December 31, 2016
Investments in underlying funds	0.22%

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the period ended December 31, 2016 is 75%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	43

Financial Highlights (concluded)	BlackRock Managed Income Fund

	Class K
	Period
	October 1,
	2016 to
	December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.12	$9.63	$9.83	$10.14	$12.21	$11.68

Net investment income[1]	0.10	0.29	0.30	0.35	0.40	0.45
Net realized and unrealized gain (loss)	(0.04)	0.48	(0.22)	0.39	(1.11)	1.05

Net increase (decrease) from investment operations	0.06	0.77	0.08	0.74	(0.71)	1.50

Distributions:[2]
From net investment income	(0.08)	(0.28)	(0.28)	(0.33)	(0.39)	(0.44)
From net realized gain	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.21)	(0.28)	(0.28)	(1.05)	(1.36)	(0.97)

Net asset value, end of period	$9.97	$10.12	$9.63	$9.83	$10.14	$12.21

Total Return[3]
Based on net asset value	0.62%[4]	8.12%	0.83%	7.83%	(6.56)%	13.61%

Ratios to Average Net Assets
Total expenses[5]	1.07%[6]	0.72%	0.89%	0.89%	0.70%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.31%[6]	0.45%	0.45%	0.47%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.31%[6]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[5]	3.86%[6]	2.95%	3.04%	3.58%	3.60%	3.83%

Supplemental Data
Net assets, end of period (000)	$54,321	$54,344	$50,141	$63,576	$66,535	$195,167

Portfolio turnover rate	74%[7]	67%	74%	70%	119%[8]	86%[8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[6]	Annualized.

[7]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the period ended December 31, 2016 is 75%.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Period October 1, 2016 to December 31,	Year Ended September 30,
	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	105%	84%

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Managed Income Fund (formerly known as BlackRock Investment Grade Bond Portfolio)	Managed Income	Diversified

Effective October 1, 2016, BlackRock Investment Grade Bond Portfolio changed its name to BlackRock Managed Income Fund and changed its investment objective, investment strategies and benchmark. The Board of the Funds approved a change of the fiscal year from September 30 to December 31.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the accounts of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of Inflation Protected Bond include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the period ended December 31, 2016, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments. As of December 31, 2016, the Subsidiary has no holdings.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of

BLACKROCK FUNDS II	DECEMBER 31, 2016	45

Notes to Financial Statements (continued)

its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Inflation Protected Bond’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “restricted cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

46	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a

BLACKROCK FUNDS II	DECEMBER 31, 2016	47

Notes to Financial Statements (continued)

committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the
Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization

48	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. Asa result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination

BLACKROCK FUNDS II	DECEMBER 31, 2016	49

Notes to Financial Statements (continued)

or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A Fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trustofa corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock alsomay be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the period ended December 31, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected Bond	$201,303,744	0.43%

50	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received	Net Amount
Inflation Protected Bond
Counterparty
Credit Agricole Corporate and Investment Bank S.A	$137,799,411	$(137,799,411)	—	—
Deutsche Bank Securities, Inc	23,870,732	(23,870,732)	—	—
Nomura Securities International, Inc	40,404,878	(40,404,878)	—	—
Total	$202,075,021	$(202,075,021)	—	—

[1]

Net collateral with a value of $202,907,889 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

BLACKROCK FUNDS II	DECEMBER 31, 2016	51

Notes to Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on

52	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity) (equity risk, commodity risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation rate caps and floors — Inflation Protected Bond enters into inflation rate caps and floors to gain or reduce exposure to inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

BLACKROCK FUNDS II	DECEMBER 31, 2016	53

Notes to Financial Statements (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Underan ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledgedby the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Inflation Protected Bond	Managed Income
First $1 Billion	0.300%	0.350%
$1 Billion — $2 Billion	0.290%	0.340%
$2 Billion — $3 Billion	0.280%	0.330%
Greater than $3 Billion	0.270%	0.320%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

With respect to Managed Income, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Managed Income to the Manager.

54	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Service	$ 26,457	$ 106,313	—	—
Investor A	221,944	1,072,363	$18,889	$60,323
Investor C	481,287	2,124,629	703	—
Total	$729,688	$3,303,305	$19,592	$60,323

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of each Fund:

Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Institutional	$ 75,905	$320,736	$ 904	$ 2,285
Service	2,117	8,505	—	—
Investor A	17,755	85,789	1,511	4,826
Investor C	9,626	42,492	14	—
Class K	20,324	73,124	2,726	10,328
Total	$125,727	$530,646	$5,155	$17,439

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS II	DECEMBER 31, 2016	55

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Inflation Protected Bond	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Institutional	$8,463	$5,942
Service	312	194
Investor A	469	310

Total	$9,244	$6,446

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Investor A	$1,864	$3,313	$168	$703
Investor C	740	3,197	—	—
Class K	—	793	—	—

Total	$2,604	$7,303	$168	$703

The following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Institutional	$605,263	$2,292,362	$ 6,567	$14,833
Service	16,844	61,952	—	—
Investor A	284,619	1,074,209	13,362	34,850
Investor C	75,736	297,871	4	—
Investor C1	—	—	—	231
Class K	8,114	18,654	109	—
Total	$990,576	$3,745,048	$20,042	$49,914

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Inflation Protected Bond	$4,691	$15,586
Managed Income	$2,459	$ 5,596

Affiliates received CDSCs as follows:

Share Classes	Inflation Protected		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Investor A	$ 187	$ 797	$45	$1,700
Investor C	$4,363	$8,434	—	—

56	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Inflation Protected Bond	Managed Income
Institutional	0.35%	0.45%
Service	0.60%	N/A
Investor A	0.60%	0.70%
Investor C	1.35%	1.45%
Class K	0.30%	0.40%
Class R	1.01%[1]	1.09%	[1]

[1]	There were no shares outstanding as of December 31, 2016.

Prior to October 14, 2016 for Inflation Protected Bond and October 1, 2016 for Managed Income, the expense limitations as a percentage of average daily net assets were as follows:

	Inflation Protected Bond	Managed Income
Institutional	0.42%	0.52%
Service	0.71%	N/A
Investor A	0.76%	0.82%
Investor C	1.48%	N/A
Class K	0.32%	0.45%
Class R	1.01%[1]	1.09%	[1]

[1]	There were no shares outstanding as of December 31, 2016.

With respect to Managed Income, effective October 1, 2016, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses of the Fund (excluding extraordinary expenses (including litigation expenses) not incurred in the ordinary course of Fund’s business, if any). The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C shares and 0.04% for Class K shares. For the period ended December 31, 2016, the Manager reimbursed $163,043 for Managed Income Fund, which is shown as expenses reimbursed by the Manager on the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and /or reimbursements are as follows:

	Administration Fees Waived
Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Institutional	$ 75,904	$316,175	$ 904	$ 2,285
Service	2,115	5,654	—	—
Investor A	17,755	85,790	1,511	4,613
Investor C	8,223	25,105	—	—
Class K	20,324	73,124	2,318	10,298
Total	$124,321	$505,848	$4,733	$17,196

	Transfer Agent Fees Waived
Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Investor A	$ 1,864	$3,252	$ 168	$ 554
Investor C	627	1,291	—	—
Class K	—	793	—	25
Total	$2,491	$5,336	$168	$579

BLACKROCK FUNDS II	DECEMBER 31, 2016	57

Notes to Financial Statements (continued)

	Transfer Agent Fees Reimbursed
Share Classes	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Institutional	$387,631	$699,828	$ 4,115	$ 6,719
Service	10,175	5,441	—	—
Investor A	220,565	258,527	9,161	5,364
Investor C	47,604	2,680	—	—
Class K	8,053	17,778	107	155
Total	$674,028	$984,254	$13,383	$12,238

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to May 1, 2018, unless approved by the Board, including a majority of the Independent Trustees, who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. The amounts included in fees waived by the Manager were as follows:

	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Inflation Protected Bond	$547,263	$1,467,735
Managed Income	—	$ 210,787

With respect to the Funds, the Manager voluntarily agreed to waive the investment advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. The amounts waived were as follows:

	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Inflation Protected Bond	$4,134	$18,844
Managed Income	$4,116	$ 3,901

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of a Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. With respect to Inflation Protected Bond, this voluntary waiver may be reduced or discontinued at any time without notice. Effective October 1, 2016, with respect to Managed Income, the waiver became contractual through April 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees or by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The amounts included in fees waived by the Manager were follows:

	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Inflation Protected Bond	—	—
Managed Income	$16,502	—

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

• The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

58	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

The Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Inflation Protected Bond	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Service	—	$112
Investor C	$764	—

On December 31, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,

	2017	2018

Inflation Protected Bond
Fund Level	$1,467,375	$547,263
Institutional	$1,016,003	$463,535
Service	$ 11,095	$ 12,290
Investor A	$ 347,569	$240,184
Investor C	$ 28,312	$ 56,454
Class K	$ 91,695	$ 28,377
Managed Income
Fund Level	$ 210,787	$174,034
Institutional	$ 9,004	$ 5,019
Investor A	$ 10,531	$ 10,840
Class K	$ 10,478	$ 2,425

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2016 and September 30, 2016:

	Inflation Protected Bond		Managed Income
	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016
Fund Level	$3,801,292	$4,178,218	$303,469	$313,662
Institutional	$ 207,925	$ 443,833	$ 4,606	$ 7,689
Service	$ 4,997	—	—	—
Investor A	$ 242,267	$ 684,798	$ 3,676	—
Investor C	—	—	—	—
Class K	$ 106,159	$ 118,613	$ 22,773	$ 32,787

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program.

The Funds may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Funds may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Funds’ investment restrictions. If the Funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

BLACKROCK FUNDS II	DECEMBER 31, 2016	59

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the period ended December 31, 2016, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases

	Inflation Protected Bond	Managed Income

Non-U.S. Government Securities	$ 17,847,085	$95,594,004
U.S. Government Securities.	174,161,966	1,359,728

Total Purchases	$192,009,051	$96,953,732

Sales

	Inflation Protected Bond	Managed Income

Non-U.S. Government Securities (includes paydowns)	$ 38,408,759	$68,808,707
U.S. Government Securities	159,381,736	1,265,716

Total Sales	$197,790,495	$70,074,423

For the period ended December 31, 2016, purchases and sales related to equity-linked notes were as follows:

Managed Income

Purchases	$6,648,949
Sales	$2,718,396

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitationson each Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2016 and each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, net operating losses, classification of investments, income recognized from pass-through entities, paydown losses and amortization methods on fixed income securities were reclassified to the following accounts:

	Inflation Protected Bond	Managed Income
Paid in-capital	$ (1,878,259)	$(18,374)
Undistributed (distributions in excess of) net investment income	$ 14,392,117	$ 40,615
Accumulated net realized loss	$(12,513,858)	$(22,241)

60	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Inflation Protected Bond	Managed Income
Ordinary income
12/31/2016	—	$1,213,177
9/30/2016	$51,843,114	2,389,325
9/30/2015	30,004,741	2,165,311
Long-term capital gains
12/31/2016	—	917,423
Tax return of capital
12/31/2016	3,282,854	—
9/30/2016	26,428,699	—
Total
12/31/2016	$ 3,282,854	$2,130,600
9/30/2016	$78,271,813	$2,389,325
9/30/2015	$30,004,741	$2,165,311

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Inflation Protected Bond	Managed Income
Undistributed ordinary income	—	$ 142,985
Undistributed long-term capital gains	—	1,019,644
Capital loss carryforwards	$(94,802,911)	—
Net unrealized gains (losses)[1]	84,116,875	117,172
Total	$(10,686,036)	$1,279,801

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency exchange contracts, classification of investments and the accounting for swap agreements.

As of December 31, 2016, Inflation Protected Bond had a capital loss carryforward available to offset future realized capital gains of $94,802,911 with no expiration date.

During the period ended December 31, 2016, Inflation Protected Bond utilized $12,471,483 of its respective capital loss carryforward.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Inflation Protected Bond	Managed Income
Tax cost	$2,570,771,519	$109,866,723
Gross unrealized appreciation	$ 102,843,970	$ 1,250,432
Gross unrealized depreciation	(22,128,629)	(1,027,918)
Net unrealized appreciation	$ 80,715,341	$ 222,514

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2016, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS II	DECEMBER 31, 2016	61

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

62	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period October 1, 2016 to December 31, 2016		Year Ended September 30, 2016		Year Ended September 30, 2015
Inflation Protected Bond	Shares	Amount	Shares	Amount	Shares	Amount

Institutional
Shares sold	13,975,749	$149,708,925	57,168,582	$608,020,732	115,567,065	$1,269,056,986
Shares issued in reinvestment of distributions	181,643	1,934,497	4,417,045	46,271,648	1,330,731	14,354,567
Shares redeemed	(19,826,641)	(213,040,000)	(82,227,538)	(867,626,434)	(59,267,326)	(641,308,840)

Net increase (decrease)	(5,669,249)	$(61,396,578)	(20,641,911)	$(213,334,054)	57,630,470	$642,102,713

Service
Shares sold	391,433	$4,131,683	1,129,639	$11,870,812	2,057,275	$22,251,486
Shares issued in reinvestment of distributions	4,860	51,175	113,749	1,180,128	50,609	542,894
Shares redeemed	(590,015)	(6,281,244)	(1,101,144)	(11,580,240)	(2,190,635)	(23,606,906)

Net increase (decrease)	(193,722)	$(2,098,386)	142,244	$1,470,700	(82,751)	$(812,526)

Investor A
Shares received from conversion[1]	—	—	—	—	17,959	$189,828
Shares sold and automatic conversion of shares	4,184,057	$43,695,512	11,572,106	$120,291,187	14,457,845	154,578,169
Shares issued in reinvestment of distributions	41,416	431,553	1,181,856	12,095,376	612,896	6,508,144
Shares redeemed	(3,902,875)	(40,786,030)	(24,992,485)	(260,804,679)	(29,759,137)	(318,069,185)

Net increase (decrease)	322,598	$3,341,035	(12,238,523)	$(128,418,116)	(14,670,437)	$(156,793,044)

Investor B
Shares sold					1,940	$20,600
Shares issued in reinvestment of distributions					881	9,145
Shares converted[1]					(18,484)	(189,828)
Shares redeemed and automatic conversion of shares					(104,802)	(1,088,822)

Net decrease					(120,465)	$(1,248,905)

Investor C
Shares sold	706,166	$7,171,332	1,808,178	$18,369,550	2,043,789	$21,513,684
Shares issued in reinvestment of distributions	15,747	159,520	538,716	5,373,996	300,357	3,137,999
Shares redeemed	(1,612,714)	(16,379,971)	(7,243,517)	(73,526,999)	(8,237,842)	(86,356,085)

Net decrease	(890,801)	$(9,049,119)	(4,896,623)	$(49,783,453)	(5,893,696)	$(61,704,402)

Class K
Shares sold	12,855,311	$136,278,759	16,606,026	$173,979,769	12,168,047	$130,076,683
Shares issued in reinvestment of distributions	54,070	566,653	1,013,292	10,457,998	398,886	4,230,981
Shares redeemed	(7,126,712)	(75,106,997)	(19,567,140)	(205,927,267)	(9,935,156)	(106,026,186)

Net increase (decrease)	5,782,669	$61,738,415	(1,947,822)	$(21,489,500)	2,631,777	$28,281,478

Total Net Increase (Decrease)	(648,505)	$(7,464,633)	(39,582,635)	$(411,554,423)	39,494,898	$449,825,314

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares

BLACKROCK FUNDS II	DECEMBER 31, 2016	63

Notes to Financial Statements (concluded)

	Period October 1, 2016 to December 31, 2016		Year Ended September 30, 2016		Year Ended September 30, 2015
Managed Income	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	926,253	$9,219,191	1,072,427	$10,491,032	1,181,127	$11,700,330
Shares issued in reinvestment of distributions	37,233	367,825	30,963	304,483	26,139	256,244
Shares redeemed	(139,533)	(1,392,237)	(454,312)	(4,431,555)	(947,528)	(9,300,113)

Net increase	823,953	$8,194,779	649,078	$6,363,960	259,738	$2,656,461

Investor A

Shares sold	1,027,678	$10,235,073	1,364,502	$13,388,087	2,227,491	$21,994,357
Shares issued in reinvestment of distributions	61,163	606,164	59,415	583,550	41,955	410,693
Shares redeemed	(679,332)	(6,759,499)	(668,344)	(6,502,087)	(960,471)	(9,395,712)

Net increase	409,509	$4,081,738	755,573	$7,469,550	1,308,975	$13,009,338

Investor C

Shares sold	69,999	$699,072
Shares issued in reinvestment of distributions	145	1,440
Shares redeemed	(559)	(5,543)

Net increase	69,585	$694,969

Class K

Shares sold	9,630	$96,069	72,008	$711,411	1,231	$12,124
Shares issued in reinvestment of distributions	82,323	819,284	106,072	1,042,293	106,202	1,044,649
Shares redeemed	(16,633)	(165,225)	(13,816)	(135,108)	(1,369,550)	(13,626,665)

Net increase (decrease)	75,320	$750,128	164,264	$1,618,596	(1,262,117)	$(12,569,892)

Total Net Increase	1,378,367	$13,721,614	1,568,915	$15,452,106	306,596	$3,095,907

At December 31, 2016, 19,802 Investor C Shares of Managed Income were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	BLACKROCK FUNDS II	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Inflation Protected Bond Portfolio and BlackRock Managed Income Fund (formerly BlackRock Investment Grade Bond Portfolio):

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Inflation Protected Bond Portfolio and subsidiary, as of December 31, 2016, and the related consolidated statement of operations for the period from October 1, 2016 to December 31, 2016 and the year ended September 30, 2016, the consolidated statements of changes in net assets for the period from October 1, 2016 to December 31, 2016 and for each of the two years in the period ended September 30, 2016, and the consolidated financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Income Fund (formerly BlackRock Investment Grade Bond Portfolio) as of December 31, 2016 and the related statement of operations for the period from October 1,2016 to December 31, 2016 and the year ended September 30, 2016, the statements of changes in net assets for the period from October 1, 2016 to December 31, 2016 and for each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented. BlackRock Inflation Protected Bond Portfolio and subsidiary and BlackRock Managed Income Fund (collectively referred to as the “Funds”) are each a series of BlackRock Funds II. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Inflation Protected Bond Portfolio and subsidiary and BlackRock Managed Income Fund, each of BlackRock Funds II as of December 31, 2016, the results of their operations for the period from October 1, 2016 to December 31, 2016 and the year ended September 30, 2016, the changes in their net assets for the period from October 1, 2016 to December 31, 2016 and each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 23, 2017

Important Tax Information (Unaudited)
During the fiscal year ended December 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates	Managed Income
Interest-Related Dividends for Non-U.S. Residents[1]	October 2016 November 2016 December 2016	80.33 45.33 44.70	% % %
Qualified Dividend Income for Individuals[2]	October 2016 November 2016 December 2016	5.41 6.81 6.83	% % %
Dividends Qualifying for the Dividend Received Deduction for Corporations[2]	October 2016 November 2016 December 2016	6.30 5.91 5.91	% % %
Federal Obligation Interest[3]	2016 Calendar year	4.86%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Fund hereby designates the percentage indicated above or the maximum allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS II	DECEMBER 31, 2016	65

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

66	BLACKROCK FUNDS II	DECEMBER 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	DECEMBER 31, 2016	67

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

68	BLACKROCK FUNDS II	DECEMBER 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]    The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Managed Income.

BLACKROCK FUNDS II	DECEMBER 31, 2016	69

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441- 7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

70	BLACKROCK FUNDS II	DECEMBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	DECEMBER 31, 2016	71

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End[4]	Previous Fiscal Year End[5]	Current Fiscal Year End[4]	Previous Fiscal Year End[5]	Current Fiscal Year End[4]	Previous Fiscal Year End[5]	Current Fiscal Year End[4]	Previous Fiscal Year End[5]
BlackRock Inflation Protected Bond Portfolio	$30,100	$33,488	$0	$0	$10,000	$20,000	$0	$0
BlackRock Managed Income Fund (Formerly BlackRock Investment Grade Bond Portfolio)	$36,060	$40,063	$0	$0	$7,700	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End[4]	Previous Fiscal Year End[5]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 The registrant changed its fiscal year end from September to December in 2016, therefore the current fiscal year end consists of the three-month period ended December 31, 2016.

5 The previous fiscal year end is for the 12-month period ended September 30, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End [1]	Previous Fiscal Year End[2]
BlackRock Inflation Protected Bond Portfolio	$10,000	$20,000
BlackRock Managed Income Fund (Formerly BlackRock Investment Grade Bond Portfolio)	$7,700	$15,402

 1 The registrant changed its fiscal year end from September to December in 2016, therefore the current fiscal year end consists of the three-month period ended December 31, 2016.

 2 The previous fiscal year end is for the 12-month period ended September 30, 2016.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,129,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date:	March 6, 2017